===============================================================================


                         AMENDED AND RESTATED INDENTURE


                                      among


                         POINT WEST CAPITAL CORPORATION
                   (formerly known as Dignity Partners, Inc.),
                                (the "Servicer"),

                        DIGNITY PARTNERS FUNDING CORP. I,
                                 (the "Issuer"),

                                       and

                             BANKERS TRUST COMPANY,
                            (the "Indenture Trustee")




                        SENIOR VIATICAL SETTLEMENT NOTES,
                                  SERIES 1995-A



===============================================================================


                           Dated as of March 31, 2000

                                TABLE OF CONTENTS


                                   ARTICLE ONE

                                   DEFINITIONS


Section 1.01            Definitions........................................  2

                                   ARTICLE TWO

                                    THE NOTES

Section 2.01            Form Generally.....................................   19
Section 2.02            Form of Note.......................................   19
Section 2.03            Denomination.......................................   19
Section 2.04            Execution, Authentication, Delivery and Dating.....   19
Section 2.05            Temporary Notes....................................   20
Section 2.06            Registration, Registration of Transfer and Exchange.  20
Section 2.07            Limitation on Transfer and Exchange.................  21
Section 2.08            Mutilated, Destroyed, Lost or Stolen Note...........  22
Section 2.09            Payment of Principal and Interest; Rights Preserved.  22
Section 2.10            Persons Deemed Owner................................  23
Section 2.11            Cancellation........................................  24

                                  ARTICLE THREE

                             [INTENTIONALLY DELETED]

                                  ARTICLE FOUR

                          ISSUANCE OF NOTES; COLLATERAL

Section 4.01            Conditions to Issuance of Notes.....................  29
Section 4.02            Security for Notes..................................  29
Section 4.03            Acceptance of Appointment as Agent..................  30
Section 4.04            Review of Documentation.............................  30
Section 4.05            Return and/or Repurchase of Policies................  31
Section 4.06            Administration of the Policies......................  31
Section 4.07            Substitution of Policies............................  32
Section 4.08            Releases............................................  32

                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE

Section 5.01            Satisfaction and Discharge of Indenture.............  33

                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES

Section 6.01            Events of Default...................................  34
Section 6.02            Acceleration of Maturity; Rescission and Annulment..  34
Section 6.03            [INTENTIONALLY DELETED]
Section 6.04            Remedies............................................  36
Section 6.05            Optional Preservation of Trust Estate...............  37

Section 6.06            Indenture Trustee May File Proofs of Claim..........  37
Section 6.07            Indenture Trustee May Enforce Claims Without
                        Possession of Notes.................................  38
Section 6.08            Application of Money Collected......................  38
Section 6.09            Limitation on Suits.................................  39
Section 6.10            Unconditional Right of Noteholders to Receive
                        Principal and Interest..............................  39
Section 6.11            Restoration of Rights and Remedies..................  40
Section 6.12            Rights and Remedies Cumulative......................  40
Section 6.13            Delay or Omission; Not Waiver.......................  40
Section 6.14            Control by Noteholders..............................  40
Section 6.15            Waiver of Past Defaults.............................  41
Section 6.16            Undertaking for Costs...............................  41
Section 6.17            Waiver of Stay or Extension Laws....................  42
Section 6.18            Sale of Trust Estate................................  42
Section 6.19            Action on Notes.....................................  43

                                  ARTICLE SEVEN

                              THE INDENTURE TRUSTEE

Section 7.01            Certain Duties and Responsibilities.................  44
Section 7.02            Notice of Default...................................  46
Section 7.03            Certain Rights of Indenture Trustee.................  46
Section 7.04            Not Responsible for Recitals or Issuance of Notes...  47
Section 7.05            May Hold Notes......................................  48
Section 7.06            Money Held in Trust.................................  48
Section 7.07            Compensation and Reimbursement......................  48
Section 7.08            Corporate Trustee Required; Eligibility.............  49
Section 7.09            Resignation and Removal; Appointment of Successor...  49
Section 7.10            Acceptance of Appointment by Successor..............  50
Section 7.11            Merger, Conversion, Consolidation or Succession to
                        Business of Indenture Trustee.......................  51
Section 7.12            Co-Indenture Trustees and Separate Indenture
                        Trustees............................................  51
Section 7.13            Maintenance of Office or Agency.....................  53
Section 7.14            Appointment of Authenticating Agent.................  53
Section 7.15            Money for Note Payments to be Held in Trust.........  54

                                  ARTICLE EIGHT

                             [INTENTIONALLY DELETED]

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 9.01            Supplemental Indentures with Consent of Noteholders.  58
Section 9.02            Execution of Supplement Indentures..................  59
Section 9.03            Effect of Supplemental Indentures...................  59
Section 9.04            Reference in Notes to Supplemental Indentures.......  59

                                   ARTICLE TEN

                               REDEMPTION OF NOTES

Section 10.01           Redemption at the Option of the Issuer; Election
                        to Redeem...........................................  60
Section 10.02           Notice to Indenture Trustee.........................  60
Section 10.03           Notice of Redemption by the Issuer..................  60
Section 10.04           Notes Payable on Redemption Date....................  61


                                 ARTICLE ELEVEN

                        REPRESENTATIONS WARRANTIES AND COVENANTS

Section 11.01           Representations and Warranties......................  61
Section 11.02           Covenants...........................................  64
Section 11.03           Other Matters as to the Issuer......................  70
Section 11.04           Tax Treatment.......................................  70

                                 ARTICLE TWELVE

                            ACCOUNTS AND ACCOUNTINGS

Section 12.01           Collection of Money.................................  71
Section 12.02           Collection Account; Redemption Account;
                        Tax Account.........................................  71
Section 12.03           Liquidity Account...................................  74
Section 12.04           Premium Account.....................................  76
Section 12.05           Reports by Indenture Trustee to Noteholders.........  78
Section 12.06           Monthly Servicing Reports...........................  78

                                ARTICLE THIRTEEN

                          PROVISION OF GENERAL APPLICATION

Section 13.01           General Provisions..................................  80
Section 13.02           Acts of Noteholders.................................  80
Section 13.03           Notices; etc., to Indenture Trustee and Issuer......  80

Section 13.04           Notices to Noteholders; Waiver......................  81
Section 13.05           Effect of Headings and Table of Contents............  82
Section 13.06           Successors and Assigns..............................  82
Section 13.07           Separability........................................  82
Section 13.08           Benefits of Indenture...............................  82
Section 13.09           Legal Holidays......................................  82
Section 13.10           Governing Law.......................................  82
Section 13.11           Counterparts........................................  82
Section 13.12           Corporate Obligation................................  83

                         AMENDED AND RESTATED INDENTURE
                         ------------------------------

         This AMENDED AND RESTATED INDENTURE (the "Indenture"), dated as of March 31, 2000 (herein, as amended or supplemented from time to time as permitted hereby, called this AIndenture@), is entered into among Point West Capital Corporation , a Delaware corporation (formerly known as Dignity Partners, Inc., together with its permitted successors and assigns, called the "Servicer"), Dignity Partners Funding Corp. I, a Delaware corporation (the "Issuer") and Bankers Trust Company, a New York banking corporation, as trustee (herein, together with its permitted successors in the trusts hereunder, called the AIndenture Trustee@).

                              PRELIMINARY STATEMENT
                              ---------------------

         The Issuer duly authorized the execution and delivery of the Indenture, dated as of February 1, 1995 (the "Original Indenture"), among the Issuer, the Servicer and the Indenture Trustee to provide for the issuance of the Issuer's Senior Viatical Settlement Notes, Series 1995-A, Stated Maturity March 10, 2005 (the ANotes@), which Original Indenture was amended by Amendment No.1 to Indenture, dated September 29, 1995, Amendment No.2 to Indenture, dated August 5, 1996, Amendment No.3 to Indenture, dated July 2, 1997 and Amendment No.4 to Indenture, dated November 4, 1997. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders. The Issuer is entering into this Amended and Restated Indenture to amend and delete certain provisions of the Original Indenture and modify the rights and obligations of the parties therein as further provided herein.

         All things necessary to make the Indenture a valid agreement of the Issuer and the Indenture Trustee in accordance with its terms have been done.

                                 GRANTING CLAUSE

         To secure the payment of principal of and interest on the Notes in accordance with their terms, the payment of all of the sums payable under this Indenture and the performance of the covenants contained in this Indenture, the Issuer hereby Grants to the Indenture Trustee, solely in trust and as collateral security as provided in this Indenture, for the ratable benefit of the Noteholders, all of the Issuer's rights, title and interest in and to the following and any and all benefits accruing to the Issuer from, whether now owned or existing or hereafter acquired, owned, existing or arising (whether acquired by contract or operation of law) and wherever located: (a) the Policies, the Documentation, the Policy Proceeds and any supplementary contracts and documents executed in connection with the Policies, and all claims, options, privileges, benefits, refunds, cash value, dividends, rights, title and interest in the Policies, including, without limitation, all payments received on or with respect to the Original Policies after the Cut-Off Date, all payments received on or with respect to the Additional Policies after the related Acquisition Date, and the right to collect from the related Obligor the net proceeds thereof upon the death of the Insured or other maturity and the right to surrender any such Policy for the surrender value thereof; (b) all amounts from time to time on deposit in the Collection Account, the Premium Account, the Tax Account and the Liquidity Account (including any such funds therein invested in Eligible Investments, and other property in such accounts); (c) the Agency Agreement to the extent that it relates to the Policies and the Contribution, Sale and Servicing Agreement; and (d) proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing) (all of the foregoing being hereinafter referred to as the Collateral or Trust Estate).

         The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Noteholders may be adequately and effectively protected.


                                   ARTICLE ONE
                                   -----------

                                   DEFINITIONS
                                   -----------

         Section 1.01 Definitions.
         ------------------------

         Except as otherwise expressly provided herein or unless the context otherwise requires, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms. Capitalized terms used in this Indenture, but not defined herein shall have the meaning set forth in the Contribution, Sale and Servicing Agreement.

         "Act": With respect to any Noteholder, the meaning specified in Section 13.02.

         "Actual Maturity": With respect to a Seasoned Policy, the lesser of (a) the time elapsed, in months, from the date of purchase of a Policy by PWCC or the Issuer, as the case may be, to the date of Maturity of such Policy, and (b) the time elapsed, in months, from the date of purchase of such Policy by PWCC or the Issuer, as the case may be, to the most recent Calculation Date.

         "Additional Policies": Policies that are purchased by the Issuer for inclusion in the Series Pool pursuant to Section 3.01 hereof or Substitute Policies that became part of the Series Pool pursuant to Section 4.07 hereof.

         "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, Acontrol,@ when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms Acontrolling@ and Acontrolled@ have meanings correlative to the foregoing.

         "Agency Agreement": The agreement between PWCC and Bankers Trust Company, as Agent, dated November 19, 1993, as amended by the First Amendment to Agency Agreement, dated as of March [31], 2000.

         "Aggregate Face Value": As of any day of determination, the total Face Values of the Policies in the Series Pool.

         "Amortization Date": The date after which payment of the Principal Distribution Amount to Noteholders commences, which shall be the first Payment Date occurring 18 months after the Closing Date.

         "Amortization Period": The period commencing on the Amortization Date and ending on the Final Payment Date.

         "Authenticating Agent": Any entity appointed by the Indenture Trustee pursuant to Section 7.14 hereof.

         "Available Funds": On any date of determination during a Collection Period, the amount, if any, by which the funds then held in the Collection Account exceed the Monthly Required Payments to be paid on the next Payment Date.

         "Back-End Sourcing Agent Fee": With respect to any Policy, the fee, if any, to be paid to the Sourcing Agent from Policy Proceeds.

         "Board of Directors": The board of directors of the Issuer or any duly authorized committee of such Board appointed to act on its behalf.

         "Board Resolution": A copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification and delivered to the Indenture Trustee.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in San Francisco, California, New York, New York or in the city in which the corporate trust office of the Indenture Trustee under this Indenture is located are authorized or obligated by law or executive order to close.

         "Calculation Date":  The last Business Day of each month.

         "Closing Date":  February 28, 1995.

         "Code":  The Internal Revenue Code of 1986, as amended.

         "Collateral": The meaning specified in the Granting Clause of this Indenture.

         "Collection Account": The trust account created and maintained pursuant to Section 12.02 hereof.

         "Collection Period": The period commencing on the first day of a calendar month and ending on the last day of such calendar month.

         "Commitment Amount":  $50,000,000.

         "Contribution, Sale and Servicing Agreement": The Amended and Restated Contribution, Sale and Servicing Agreement, dated as of March 31, 2000 among the Issuer, PWCC and the Indenture Trustee pursuant to which the Policies were originally acquired by the Issuer from PWCC and pursuant to which PWCC has agreed to continue servicing the Policies.

         "Corporate Trust Office": The principal corporate trust office of the Indenture Trustee located at the time of the execution of this Indenture at the Corporate Trust and Agency Group at 4 Albany Street, New York, New York 10006,
Attn: Structured Finance Group, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee.

         "Cut-Off Date": February 15, 1995.

         "Default": Any occurrence or circumstance which with notice or the lapse of time or both would become an Event of Default.

         "Defaulted Policy": Any Policy as to which the related Obligor has not paid any Policy Proceeds within 60 days of the filing of a claim for the payment of Policy Proceeds.

         "Dignity Partners": All references herein or in any other Transaction Document to Dignity Partners shall be deemed to be a reference to Point West Capital Corporation.

         "Disbursement Date": With respect to a Policy, the day on which the Policy Proceeds are disbursed to the Indenture Trustee as agent for the Issuer, by an Obligor or Obligors, upon the Maturity of a Policy or the payment of Policy Proceeds by a state guaranty fund.

         "Documentation": With respect to each Policy the following documentation: (a) original or a copy of written evidence of the life expectancy of the Insured provided by an Eligible Physician; (b) the original Viator Statement substantially in the form of Exhibit G to the Original Indenture; (c)
                                       ---------
the original or copy of a written statement from a licensed medical practitioner that the Owner is of sound mind and under no constraint or undue influence; (d) the original or copy of an assignment form related to the Policy naming the assignee as "Bankers Trust Company, as Agent" or "Bankers Trust Company", duly executed by the Owner thereof, together with the original or a copy of an executed acknowledgment of the assignment and change of beneficiary, duly executed by the Obligor under such Policy; (e) an original of an executed sale agreement conveying the Policy from the Owner to PWCC or the Issuer, as applicable; (f) the original or copy of an executed Policy or the original or a copy of a published handbook of group term life insurance policy benefits and an original or copy of an insurance certificate or a statement executed by PWCC to the effect that none of the foregoing is available; (g) an original executed release by the related beneficiary with respect to all present or future claims it may have regarding the Policy, and if the Insured is resident in South Dakota, an original executed release from the Insured's spouse, if any; and (h) an originally executed questionnaire or other statement with respect to a Policy, duly completed and executed by the Obligor issuing such Policy or, in the case of a group life Policy, the group policy holder or administrator, which sets forth all of the following with respect to such Policy: (i) the Obligor's number identifying such Policy, (ii) the name of the Insured covered by such Policy, (iii) the Owner of such Policy, (iv) the Face Value of such Policy (including any accrued dividends and paid up additions contributing to the Face Value), (v) liens or loans against such Policy, and (vi) that the Policy is beyond the contestability and suicide periods. In each case where an original or copy of an above item may be provided, a copy shall only be provided if PWCC does not have available to it the original and PWCC shall endeavor to obtain and provide to the Indenture Trustee an original within thirty days of the Acquisition Date except in the case of clause (a) above in which case PWCC must deliver the original within thirty days of the Acquisition Date.

         "DP Certificate": The certificate delivered by PWCC to the Issuer and the Indenture Trustee as secured party, identifying the Policies and related Documentation then being transferred to the Issuer and the Indenture Trustee as secured party, substantially in the form of Exhibit A to the Contribution, Sale
                                            ---------
and Servicing Agreement, with any required amendments to the Policy Schedule attached thereto.

         "DP Policy Number": The number assigned to a Policy File by PWCC, which number is used to identify Policies on the DP Certificate, the Issuer's Certificate, the Indenture Trustee's Certificate and the Policy Schedule.

         "Eligible Investments":  Any and all of the following:

         (i) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

         (ii) (A) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee, any affiliate thereof, or their respective agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating at least equal to the Required Rating and provided that each such investment has an original maturity of no more than 365 days, and (B) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

         (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) having a rating at least equal to the Required Rating; provided, however, that collateral transferred pursuant to such repurchase obligation must (A) be valued weekly at current market price plus accrued interest, (B) pursuant to such valuation, equal, at all times, 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and (C) be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

         (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating at least equal to the Required Rating at the time of such investment;

         (v) commercial paper having an original maturity of less than 365 days and issued by an institution having a short term unsecured debt rating at least equal to the Required Rating at the time of such investment;

         (vi) a guaranteed investment contract approved by Majority Noteholders and issued by an insurance company or other corporation having a long term unsecured debt rating at least equal to the Required Rating at the time of such investment;

         (vii) money market mutual funds having ratings at least equal to the Required Rating at the time of such investment which invest only in other
Eligible Investments; any such money market mutual funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in this Indenture; and

         (viii) any other investment provided that the Majority Noteholders consent thereto.

The Indenture Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Eligible Investments listed above.

         "Eligible Physician": Any physician who has been pre-approved by the Rating Agency. As of the Closing Date, the Eligible Physicians are those identified in the letter from PWCC to the Rating Agency, dated February 23, 1995.

         "Eligible Policy": Any life insurance policy that conforms to the representations and warranties set forth in Section 11.01(l) hereof.

         "Estimated Tax Due Date": Every January 15, April 15, July 15 and October 15 during the term of this Indenture.

         "Event of Default": The meaning specified in Section 6.01 hereof.

         "Expected Maturity": With respect to any Policy, the date such Policy is expected to mature, based on the most recent predicted life expectancy of the Insured determined at the time or immediately prior to the acquisition of a Policy by PWCC or the Issuer from an Owner, and certified by an Eligible Physician.

         "Extended Maturity": With respect to any Policy having an Expected Maturity of less than 19 months from the date of acquisition from the Owner, the date occurring the number of months after the Expected Maturity equal to 23.25% of the number of months occurring from the date of acquisition from the Owner, to the Expected Maturity of the related Policy. With respect to any Policy having an Expected Maturity of 19 months or more from the date of acquisition from the Owner, the date occurring the number of months after the Expected Maturity equal to 87.5% of the number of months occurring from the date of acquisition from the Owner to the Expected Maturity of such Policy.

         "Extended Premium": With respect to a Policy that has not Matured by the Extended Maturity, (a) the premium or premiums for the period commencing with the premium due date that immediately follows the Extended Maturity and ending on the day prior to the premium due date next following the one year anniversary of the Extended Maturity, or (b) if on any premium due date next following any annual anniversary of the Extended Maturity, the Policy has still not reached Maturity, the premium or premiums for the period commencing on such premium due date and ending on the day prior to the premium due date immediately following the next year's anniversary of the Extended Maturity.

         "Face Value": With respect to each Policy, as of any date of determination, the stated dollar amount on the face of such Policy and any paid up additions and accrued dividends, which shall be payable upon the Maturity of the Policy. Upon payment by an Obligor following the Maturity of a Policy or upon any Policy becoming a Defaulted Policy, the Face Value shall equal zero.

         "Final Payment Date": The date on which the final principal and interest payment on the Notes becomes due and payable as therein provided, whether at the Stated Maturity, or by acceleration or redemption.

         "Front-End Sourcing Agent Fee": The fee, if any, paid to a Sourcing Agent upon acquisition of a Policy by PWCC or by the Issuer through an origination by PWCC on behalf of the Issuer.


         "Grant": To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Collateral or of any instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including, without limitation, the immediate and continuing right to claim, collect, receive and receipt for payments in respect of the Policies, or any other payment due thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything which the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Indenture": This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this instrument to designated AArticles,@ ASections,@ ASubsections@ and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed or if amended or supplemented as so amended and supplemented. The words Aherein,@ Ahereof,@ Ahereunder@ and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

         "Indenture Trustee": Bankers Trust Company, until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of this Indenture, and thereafter AIndenture Trustee@ shall mean such successor Person.

         "Indenture Trustee's Certificate": The certificate substantially in the form of Exhibit D to the Original Indenture, delivered by the Indenture Trustee to the Issuer on or prior to the Closing Date or the related Acquisition Date pursuant to Section 4.04 hereof.

         "Independent": When used with respect to any specified Person means such a Person, who (a) is in fact independent of the Issuer, PWCC and The Echelon Group, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, PWCC or The Echelon Group or in any Affiliate thereof and (c) is not connected with the Issuer, PWCC or The Echelon Group as an officer, employee, promoter, underwriter, Indenture Trustee, partner, director, or person performing similar functions.

         "Independent Accountants": Arthur Bell & Associates, or any other independent certified public accountants of recognized national standing.

         "Initial Extended Premium Account Deposit:  $ 1,881.

         "Initial Liquidity Account Deposit":  $ 2,146,161.

         "Initial Payment Date":  March 10, 1995.

         "Initial Withheld Premium Account Deposit":  $ 242,802.

         "Insured": With respect to a Policy, the individual whose life is insured under such Policy.

         "Interest Accrual Period": With respect to each Payment Date, the period commencing on and including the preceding Payment Date and ending on and including the day prior to the applicable Payment Date; except, however, with respect to the Initial Payment Date, the period commencing on and including the Closing Date and ending on and including the day prior to the Initial Payment Date.

         "Issuer": Dignity Partners Funding Corp. I, a Delaware corporation, until a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter Issuer shall mean such successor Person.

         "Issuer Order" and "Issuer Request": A written order or request signed in the name of the Issuer by its President or any Vice President, and delivered to the Indenture Trustee.

         "Issuer's Certificate": A certificate substantially in the form of Exhibit E to the Original Indenture, delivered by the Issuer to the Indenture
---------
Trustee, identifying the Policies then being Granted to the Indenture Trustee as secured party, with any required amendments to the Policy Schedule attached thereto.

         "Lien": Any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property.

         "Liquidity Account": An account established for the benefit of the Noteholders in accordance with Section 12.03 hereof.

         "Majority Noteholders": Noteholders holding Notes evidencing more than 66 2/3% of the Outstanding Principal Balance of the Notes.

         "Master Agreement": The Master Agreement, dated as of March 31, 2000, among PWCC, the Issuer, the Indenture Trustee and each of the Noteholders.

         "Maturity": With respect to any Policy, the date of the Insured's death. The verb form of "Maturity" is "Matured".

         "Minimum Rating":  A long-term rating of "A" from the Rating Agency.

         "Monthly Required Payments": means, for each Payment Date, the sum of the following: (a) the fees and other items described in clauses (i) and (ii) of
Section 12.02(d) hereof and accrued as of such Payment Date and (b) an amount equal to the excess of the amount of premiums estimated to be due on any Policies prior to the next Payment Date (unless the Majority Noteholders have directed in writing that the related Policy should be permitted to lapse) over the Required Premium Amount.

         "Monthly Servicing Fee": the meaning set forth in the Contribution, Sale and Servicing Agreement.

         "Monthly Servicing Report": The report prepared by the Servicer pursuant to Section 12.06 hereof, substantially in the form of Exhibit C hereto.
                                                               ---------

         "Noteholder" or "Holder": The Person in whose name a Note is registered in the Note Register.

         "Note Interest Rate":  9.17 % per annum.

         "Note Register" and "Note Registrar": The respective meanings specified in Section 2.06 hereof.

         "Notes": The meaning specified in the Preliminary Statement hereof.

         "Obligor": Each payor on a Policy, which is a shareholder-owned or mutual life insurance company.

         "Officer's Certificate": A certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller or the Secretary of the company on whose behalf the certificate is delivered, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of the Issuer.

         "Opinion of Counsel": A written opinion of outside counsel who may, except as otherwise expressly provided in this Indenture, be counsel for PWCC or the Issuer, as applicable, and who shall be either Giancarlo & Gnazzo, Katten, Muchin & Zavis, White & Case, or such other firm reasonably satisfactory to the Indenture Trustee and the Majority Noteholders.

         "Original Policy": Any Policy Granted to the Indenture Trustee on the Closing Date.

         "Outstanding": With respect to Notes, as of any date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

         (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

         (ii) Notes for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Indenture Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or any provision therefor, satisfactory to the Indenture Trustee); and

         (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture, unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that for purposes of determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes beneficially owned, directly or indirectly, by the Issuer, any other obligor upon the Notes, PWCC, any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be outstanding. For purposes of this definition, beneficial ownership shall be determined in accordance with Rule 13d-3 of the Securities and Exchange Commission, promulgated pursuant to the Securities Exchange Act of 1934, as amended.

         "Outstanding Principal Balance": The sum of all fundings made under all Outstanding Notes, less the amount of all principal payments previously made with respect to such Notes.

         "Owner": The owner (who may also be the Insured) of a Policy immediately prior to the acquisition of such Policy by PWCC or the Issuer, as the case may be, and from whom PWCC or the Issuer acquired such Policy.

         "Paying Agent": The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 7.08 hereof and is authorized by the Issuer pursuant to Section 7.13 hereof to pay the principal of or interest on, any Notes on behalf of the Issuer.

         "Payment Date":  The eighth Business Day of each month.

         "Person": Any individual, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government (or any agency or political subdivision thereof) or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended).

         "PWCC": Point West Capital Corporation, a Delaware corporation, and its permitted successors and assigns.

         "Policy": A life insurance policy issued by an Obligor on the life of an Insured, which such Policy was originated by PWCC on behalf of, or assigned by PWCC to, the Issuer pursuant to the Contribution, Sale and Servicing Agreement, including, without limitation, the right to receive the benefits payable thereunder and proceeds thereof.

         "Policy Assets": The Policies, the Agency Agreement to the extent that it relates to the Policies, the Documentation, Policy Proceeds, and any supplementary contracts and documents executed in connection with the Policies, and all claims, options, privileges, benefits, refunds, cash values, dividends, rights, title and interest in the Policies, including, without limitation, all payments received on or with respect to the Policies and the right to collect from the related Obligor the net proceeds thereof upon the death of the Insured or other maturity and the right to surrender any such Policy for the surrender value thereof, and all proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing).

         "Policy Cost": The sum of (a) any monetary payment made by PWCC or the Issuer to an Owner as consideration for the purchase of the Policy, including any monetary payment made to discharge or release any security interest, lien, claim or encumbrance incurred by the Owner against the Policy plus (b) any Front-End Sourcing Agent Fee, plus (c) the cost paid by PWCC for any medical examination, report, medical records or insurance questionnaire, plus (d) the amount of any premiums paid by PWCC on or before the Closing Date or Acquisition Date, as applicable, plus (e) the amount of any premiums paid by the Issuer on or after the Closing Date or Acquisition Date, as applicable, less (f) the amount of any premiums rebated or refunded to the Issuer.

         "Policy File": With respect to each Policy, a file folder containing the related Documentation.

         "Policy Proceeds": With respect to, and in accordance with the terms of any Policy, the proceeds that are paid by the Obligor upon the Maturity of such Policy, including but not limited to, any accrued dividends, paid up additions thereon and interest, and any Recoveries related to such Policy.

         "Policy Schedule":  The list of Policies attached hereto as Schedule I,
                                                                     ----------
as confirmed by the Indenture Trustee to the extent provided in Section 2.05 of the Contribution, Sale and Servicing Agreement and Section 4.04 of this Indenture, as such Policy Schedule shall be amended from time to time as confirmed by the Indenture Trustee to the extent provided in Section 2.05 of the Contribution, Sale and Servicing Agreement and Section 4.04 of this Indenture, to reflect (i) any Policies deleted by the Issuer as a result of a repurchase by PWCC or the Owner and (ii) all Additional Policies acquired by the Issuer and listed on a DP Certificate, which schedule (a) shall include with respect to each Policy Granted on the Closing Date or acquired on an Acquisition Date: (i) the DP Policy Number, (ii) the Face Value, (iii) the Obligor, (iv) the expected Back-End Sourcing Agent Fee that will be due, if any, and if such fee is contingent, so stating, (v) the amount of any premium to be deposited on the Closing Date or Acquisition Date, the frequency of premium payments, and the date on which premium payments are due, (vi) the date of acquisition of such Policy, (vii) a subtotal of the Policy Cost, including the specific amount incurred for each component of the Policy Cost as set forth in the definition thereof, and (viii) the Expected Maturity and the Extended Maturity, and (b) shall also include with respect to each Substitute Policy : (i) the DP Policy number(s) of the Policy(ies) being replaced and (ii) the Face Value of the Policy(ies) being replaced. The Policy Schedule maintained by the Indenture Trustee shall be the definitive Policy Schedule for all purposes of this Agreement, absent manifest error (in which case the Policy Schedule shall be all Policies as to which the Indenture Trustee holds Documentation hereunder).

         "Premium Account": The account maintained by the Indenture Trustee for the payment of Policy premiums as set forth in Section 12.04 hereof.

         "Principal Distribution Amount": With respect to each Payment Date, commencing with the first Payment Date in the Amortization Period, an amount equal to the sum of the Policy Proceeds received during the related Collection Period minus the Monthly Required Payments to be paid on such Payment Date, and with respect to the Payment Date at the Stated Maturity, an amount equal to the remaining Outstanding Principal Balance; provided that the Principal Distribution Amount shall not exceed the amount necessary to pay the principal amount of the Notes in full and such amount shall not be less than zero.

         "Private Placement Memorandum" or "Final Private Placement Memorandum":
The Private  Placement  Memorandum  related to the Notes and dated  February 28,
1995.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "Purchase Agreement": The purchase agreement between the Noteholders and the Issuer pursuant to which the Noteholders agree to purchase Notes and make Fundings in accordance with the terms hereof.

         "Rating Agency": Standard & Poor's Ratings Group, a division of McGraw Hill.

         "Record Date": The close of business on the twentieth day of the month preceding the month in which the applicable Payment Date occurs, except with respect to the Initial Payment Date, the Record Date shall be the Closing Date.

         "Recoveries": With respect to Defaulted Policies, all amounts recovered by the Servicer (less its reasonable out-of-pocket expenses), including amounts paid from a state guaranty fund in the event of an Obligor's insolvency.

         "Redemption Account": The trust account opened and maintained by the Indenture Trustee pursuant to Section 12.02(f) hereof.

         "Redemption Date": A date fixed pursuant to Section 10.01 hereof.

         "Redemption Price": With respect to any Note, and as of any Redemption Date, the Outstanding Principal Balance of such Note, together with interest accrued thereon to the Redemption Date at the Note Interest Rate (exclusive of installments of interest and principal maturing on or prior to such date, payment of which shall have been made or duly provided for to the Holder of such Note on the applicable Record Date or as otherwise provided here).

         "Redemption Record Date": With respect to any redemption of Notes, a date fixed pursuant to Section 10.01 hereof.

         "Registered Holder": The Person whose name appears on the Note Register on the applicable Record Date or Redemption Record Date.

         "Reinvestment Income": Any interest or other earnings earned on all or part of the Trust Estate.

         "Repurchase Price": With respect to any Policy repurchased by PWCC due to a breach of a representation or warranty in accordance with Section 4.05 hereof, the Repurchase Price shall be the Policy Cost. With respect to any Policy repurchased by the related Owner due to a rescission by the Owner in accordance with Section 4.05 hereof, the Repurchase Price shall be equal to the monetary payment made by the Issuer or PWCC to such Owner as consideration for the purchase of the Policy, including any monetary payment made to discharge or release any security interest, lien, claim or encumbrance incurred by the Owner against the Policy.

         "Required Liquidity Amount": $ 0.0, unless the Noteholders otherwise specify in writing that an amount is to be retained in the Liquidity Account to be used to pay anticipated expenses, in which case the Required Liquidity Amount is as specified until such expenses are paid.

         "Required Premium Amount": $25,000.00, unless otherwise specified in writing by the Noteholders.

         "Required Rating": A long-term rating of at least "AA" from the Rating Agency, a short-term rating of at least "A1+" from the Rating Agency, and with respect to money market investments, a rating of at least "AAm" from the Rating Agency.

         "Responsible Officer": When used with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Office (or any successor thereto), including any Managing Director, any Vice President, Assistant Vice President, any Assistant Treasurer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Indenture, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Sale": The meaning specified in Section 6.18 hereof.

         "Series Pool": The Policies set forth on the Policy Schedule as amended from time to time.

         "Servicer": PWCC, as Servicer under the Contribution, Sale and Servicing Agreement, provided that if such Contribution, Sale and Servicing Agreement is terminated, then the successor servicer appointed by the Issuer with the consent of the Majority Noteholders.

         "Sourcing Agent": An agent who sourced Policies for PWCC and the Issuer, including employees and independent contractors retained by PWCC and the Issuer who are paid on a commission basis.

         "State": Any state of the United States of America and, in addition, the District of Columbia and Puerto Rico.

         "Stated Maturity": March 10, 2005.

         "Submission Date": The third Business Day following the Calculation Date, by which the Servicer must submit the Monthly Servicing Report to the Indenture Trustee.

         "Substitute Policy":  The meaning specified in Section 4.07 hereof.

         "Tax Account": The trust account opened and maintained by the Indenture Trustee pursuant to Section 12.02(g) hereof.

         "Taxes": Any federal, state or local income, franchise or other taxes measured by or imposed on income, gross receipts or payroll of the Issuer, computed as if the Issuer is not and never has been included in a consolidated or combined group with PWCC for federal or state income or franchise tax purposes.

         "Terminal Illness": A diagnosis that an Insured is suffering from (i) Acquired Immune Deficiency Syndrome ("AIDS") or (ii) an advanced stage of the Human Immunodeficiency Virus ("HIV").

         "Total Servicing Fee": The meaning set forth in the Contribution, Sale and Servicing Agreement.

         "Transaction  Documents":  The Indenture,  the  Contribution,  Sale and
Servicing Agreement, the Master Agreement, the Notes, and prior to their termination, each of the Agency Agreement and the Purchase Agreements.

         Transaction Termination Date": The meaning set forth in the Master Agreement.

         "Trustee Fee": The fee payable to the Indenture Trustee on the Closing Date and each anniversary of the Closing Date prior to the Stated Maturity in consideration for the Indenture Trustee's performance of its duties pursuant to this Indenture as Indenture Trustee during the succeeding year, in the amount specified in the letter from Bankers Trust Company, dated February 24, 1995.

         "Trust Estate":  The meaning specified in the Granting Clause hereof.

         "Verification Date": The third Business Day occurring after the Submission Date by which the Indenture Trustee must verify the information contained in the Monthly Servicing Report; provided, however, with respect to the delivery of the Monthly Servicing Report for the Payment Date occurring on April 12, 2000, the Verification Date shall be the third Business Day occurring after such Payment Date.

         "Vice President": With respect to the Issuer, PWCC or the Servicer, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                                   ARTICLE TWO
                                   -----------

                                    NOTE FORM
                                    ---------

         Section 2.01 Form Generally.
         ---------------------------

         The  Notes  and  the  certificates  of   authentication   shall  be  in
substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes.

         The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any manner acceptable to the Indenture Trustee and the initial purchasers of the Notes, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         Section 2.02 Form of Note.
         -------------------------

         Each Note shall be in the form  attached  as Exhibit A to the  Original
                                                      ---------
Indenture.

         Section 2.03  Denomination.
         --------------------------

         The aggregate principal amount of Notes which may be authenticated and delivered under the Indenture is specified in the Preliminary Statement of this Indenture except for Notes authenticated and delivered upon registration of transfer, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.05, 2.06, 2.08 or 9.04 hereof. The Notes shall be issuable only as registered Notes without coupons in the denominations of at least $1,000,000; provided,
                                                                       --------
however,  that,  the  foregoing  shall not  restrict or prevent the  transfer in
-------
accordance with Sections 2.06 and 2.07 hereof of any Note with a remaining Outstanding Principal Balance of less than $1,000,000.

         Section 2.04 Execution, Authentication, Delivery and Dating.
         ------------------------------------------------------------

         The Notes shall be executed on behalf of the Issuer by its President or one of its Vice Presidents under its corporate seal imprinted or otherwise reproduced thereon. The signature of these officers on the Notes must be manual.

         Notes bearing the manual signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication or delivery of such Notes or did not hold offices at the date of authentication or delivery of such Notes.

         Each Note shall be dated as of the date of its authentication.

         No Note shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.05   Temporary Notes.
         ------------   ----------------

         Pending the preparation of definitive Notes, the Issuer may execute, and upon Issuer Order, the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 7.13 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor one or more definitive Notes of any authorized denominations and of a like initial aggregate principal amount and Stated Maturity. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under the Indenture as definitive Notes.

         Section 2.06   Registration, Registration of Transfer and Exchange.
         ------------   ----------------------------------------------------

         (a) The Issuer shall cause to be kept at an office or agency to be maintained by the Issuer in accordance with Section 7.13 hereof a register (the ANote Register@), in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. Bankers Trust Company, 4 Albany Street, 10th Floor, New York, New York 10006, is hereby appointed ANote Registrar@ for the purpose of registering Notes and transfers of Notes as herein provided at its office at 123 Washington Street, New York, New York. If the Note Registrar is someone other than the Indenture Trustee, then the Indenture Trustee shall have the right to examine the Note Register at all reasonable times and to rely conclusively upon an Officer's Certificate of the Note Registrar as to the names and addresses of the holders of the Notes and the principal amounts and numbers of such Notes as held.

         (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 7.13 hereof and subject to the conditions set forth in Section 2.07 hereof, the Issuer shall execute, and the Indenture Trustee or its agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, and of a like aggregate principal amount and Stated Maturity.

         (c) At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee or its agent shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

         (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under the Indenture, as the Notes surrendered upon such registration of such transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Note Registrar) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.05 or 9.04 hereof not involving any registration of transfer.

         Section 2.07   Limitation on Transfer and Exchange.
         ------------   -----------------------------------

         The Notes have not been registered or qualified under the Securities Act of 1933 (the A1933 Act@) or the securities laws of any state. No transfer of any Note shall be made unless that transfer is made in a transaction which does not require registration or qualification under the 1933 Act or under applicable state securities laws. In the event that a transfer of a Note is to be made, such Noteholder's prospective transferee shall deliver to the Indenture Trustee
(i) an investment letter substantially in the form set forth on Exhibit B to the Original Indenture (the AInvestment Letter@), (ii) such other applicable document together with an opinion of counsel to the effect that such document is in proper form or (iii) an opinion of counsel (which can be either outside counsel or in-house counsel) that the transfer is exempt from the Act. Neither the Issuer nor the Indenture Trustee is obligated to register or qualify the Notes under the 1933 Act or any other securities law. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee (which shall include its officers, directors, employees and agents) and the Issuer against any liability, cost or expense (including attorneys' fees and expenses) that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  The Indenture Trustee shall have no liability to the Trust Estate or any Noteholder arising from a transfer of any such Note in reliance upon a certification described in this Section 2.07.


         Section 2.08   Mutilated, Destroyed, Lost or Stolen Note.
         ------------   ------------------------------------------

         If (i) any mutilated Note is surrendered to the Note Registrar, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by the Indenture Trustee to save the Issuer, the Indenture Trustee or any agent of any of them harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and, upon its request, the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same tenor, initial principal amount and Stated Maturity, bearing a number not contemporaneously outstanding. If after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such new Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Indenture Trustee or any agent of any of them in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

         Upon the issuance of any new Note under this Section, the Issuer or Note Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every new Note issued pursuant to this Section 2.08, in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of the Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.09   Payment of Principal and Interest; Rights Preserved.
         ------------   ----------------------------------------------------

         (a) The Notes shall bear interest on the average daily unpaid principal amount thereof during the Interest Accrual Periods through the last day preceding the Final Payment Date at the Note Interest Rate (calculated on the basis of a 360-day year consisting of 12 months of 30 days each). Interest shall be due and payable in arrears on each Payment Date only to the extent that funds on deposit in the Collection Account are available after making the payments set forth in clauses (i) through (v) of Section 12.02(d) hereof. Each payment of interest shall be calculated as described above on the average daily Outstanding Principal Balance since the preceding Payment Date, or on the Closing Date with respect to the first Payment Date; provided, however, that in making any interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof. Any interest either (i) not paid when due or (ii) not paid due to the unavailability of funds therefor shall accrue interest at the Note Interest Rate.

         (b) The principal of each Note shall be payable in installments ending no later than the Stated Maturity thereof unless such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption in accordance with Article Ten hereof, or otherwise. All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. Each installment of principal payable on the Notes shall be in an amount equal to the Principal Distribution Amount. The principal payable on the Notes shall be paid beginning on the Payment Date occurring in the month following the Collection Period in which the Amortization Date occurs, and ending on the Final Payment Date on a pro rata basis based upon the relative face amount of each Note; provided, however, that if as a result of such proration a portion of such principal would be less than $.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

         (c) The principal and interest on the Notes are payable, through the Paying Agent on behalf of the Issuer, by check mailed by first-class mail to the Person whose name appears as the Registered Holder of such Note on the Note Register at the address of such Person as it appears on the Note Register or, at the option of any Holder of Notes, by wire transfer in immediately available funds (at the expense of the Issuer) to the account specified in writing to the Indenture Trustee by such Registered Holder at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Except as set forth in the final sentence of this
Section 2.09(c), all payments on the Notes shall be paid without any requirement of presentment. The Issuer shall notify the Person in whose name a Note is registered at the close of business on the Record Date next preceding the Payment Date on which the Issuer expects that the final installment of principal of such Note will be paid. Such notice shall be mailed no later than the tenth day prior to such Payment Date and shall specify the place where such Note may be surrendered. Funds representing any such checks returned undeliverable shall be held in accordance with Section 7.15. Each Noteholder shall surrender its Note to the Indenture Trustee prior to payment of the final installment of principal of such Note.

         (d) If the Noteholders make advances of Monthly Required Payments pursuant to Section 8.01 hereof or otherwise make advance to cover expenses of the Issuer, each such advance shall be treated as a funding of principal in the amount of such advance, shall be added to the Outstanding Principal Balance of such Noteholder's Note, shall bear interest at the Note Interest Rate and be repayable in accordance with the terms hereof generally applicable to payments of interest and principal on the Notes.

         (e) THE NOTES ARE PAYABLE ONLY OUT OF THE TRUST ESTATE AND DO NOT REPRESENT RECOURSE OBLIGATIONS OF THE ISSUER, THE SERVICER OR ANY AFFILIATE THEREOF OR ANY SUCCESSOR THERETO.

         Section 2.10   Persons Deemed Owner.
         ------------   ---------------------

         Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 2.11   Cancellation.
         ------------   -------------

         All Notes surrendered to the Indenture Trustee for payment, registration of transfer or exchange (including Notes surrendered to any Person other than the Indenture Trustee which shall be delivered to the Indenture Trustee) shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.11, except as expressly permitted by the Indenture. All canceled Notes held by the Indenture Trustee shall be disposed of by the Indenture Trustee as is customary with its standard practice.

                                  ARTICLE THREE
                                  -------------

                             [INTENTIONALLY DELETED]
                             ------------------------

                                  ARTICLE FOUR
                                  ------------

                          ISSUANCE OF NOTES; COLLATERAL
                          -----------------------------

         Section 4.01   Conditions to Issuance of Notes.
         ------------   --------------------------------

         The Notes originally may be executed by the Issuer and delivered to the Indenture Trustee for authentication, and thereupon, the same shall be authenticated and delivered by the Indenture Trustee upon Issuer Order and upon receipt by the Indenture Trustee of the following:

         (a) the Policy Schedule;

         (b) the Policy File containing the Documentation related to each Original Policy;

         (c) a copy of an officially certified document, dated not more than 30 days prior to the Closing Date, evidencing the due organization and good standing of each of the Issuer and PWCC;

         (d) copies of the Certificate of Incorporation and By-Laws of the Issuer and PWCC, resolutions of the Board of Directors of each of the Issuer and PWCC, each authorizing the execution, delivery and performance of the Transaction Documents and the transactions contemplated by the Transaction Documents, and each certified by the Secretary or an Assistant Secretary of the Issuer and PWCC, as applicable;

         (e) an executed copy of the Contribution, Sale and Servicing Agreement and an executed copy of a Purchase Agreement with respect to each Noteholder;

         (f) evidence of establishment of the Collection Account, the Premium Account, the Liquidity Account, and any other account established and maintained hereunder;

         (g) an Officer's Certificate of the Issuer to the effect that attached thereto is a true and correct copy of a letter signed by the Rating Agency and confirming that the Notes have been rated "A";

         (h) an executed copy of the DP Certificate, the Issuer's Certificate, and the Indenture Trustee's Certificate, each with respect to the Original Policies; and

         (i) such other documents as the Indenture Trustee may reasonably require.

         Section 4.02   Security for Notes.
         ------------   -------------------

         With respect to each Policy acquired by the Issuer pursuant to the Contribution, Sale and Servicing Agreement the Issuer shall file, on or before the Closing Date, UCC financing statements with the Secretaries of State of California and Nevada, naming PWCC as debtor, the Issuer as secured party and the Indenture Trustee as the assignee of the secured party. Additionally, UCC financing statements describing the Collateral granted and to be granted hereunder shall be filed by the Issuer, on or before the Closing Date, with the Secretaries of State of California and Nevada, naming the Issuer as debtor and the Indenture Trustee as secured party.

         Section 4.03   Acceptance of Appointment as Agent.
         ------------   -----------------------------------

         Bankers Trust Company acknowledges that it has been appointed to act as agent for the Issuer in connection with its acquisition of Policies pursuant to the Contribution, Sale and Servicing Agreement, and to act as trustee for the Noteholders with respect to each Policy Granted hereunder. Subject to the review provided for below, the Indenture Trustee (or Bankers Trust, California, as agent for the Indenture Trustee) acknowledges receipt of each Original Policy and declares that it holds and will hold the Documentation related to the Original Policies and all Additional Policies hereafter Granted to it in trust for the use and benefit of all present and future Noteholders. Notwithstanding the titling instructions concerning Additional Policies set forth in Section
3.01 hereof, Bankers Trust Company (or Bankers Trust, California, as agent for the Indenture Trustee) acknowledges that it shall act as agent and trustee as described in this Section 4.03 with respect to all Policies under the lien of this Indenture, including, without limitation, those Policies titled in the name of "Bankers Trust Company".

         Section 4.04    Review of Documentation.
         ------------    ------------------------

         (a) Prior to the Closing Date and at least three Business Days prior to any Grant of any Additional Policies, for each Policy Granted to the Indenture Trustee by the Issuer hereunder, the Issuer shall deliver a Policy File containing the related Documentation, clearly marked with a DP Policy Number, which shall be used by the Issuer and the Indenture Trustee to identify such Policy on the Policy Schedule attached to the Issuer's Certificate. The Issuer's Certificate shall be delivered by the Issuer to the Indenture Trustee along with the related Documentation.

         (b) Prior to the Closing Date or the related Acquisition Date, as applicable, the Indenture Trustee (or Bankers Trust, California, as agent for the Indenture Trustee) will review the Documentation related to each Original Policy and each Additional Policy. With respect to each Policy File delivered to the Indenture Trustee, the Indenture Trustee shall confirm, by execution and delivery of the Indenture Trustee's Certificate to the Issuer and the Noteholders, that: (1) the Indenture Trustee has received each item listed in the definition of "Documentation" in Section 1.01 hereof; (2) the Indenture Trustee has received originals of each document described in clauses (a), (b),
(e), (g) and (h) of the definition of "Documentation"; (3) each Policy and each assignment referred to in clause (d) of the definition of "Documentation" has been executed; and (4) the DP Policy Number, the Face Value, the Obligor's name and the Insured's name are as set forth in the Policy Schedule. The Indenture Trustee shall not be responsible for determining whether any signatory to any item of Documentation is genuine.

         Section 4.05   Return and/or Repurchase of Policies.
         ------------   -------------------------------------

         If the Issuer discovers or is notified of any breach of a representation or warranty with respect to a Policy that entitles the Issuer to cause PWCC to cure or repurchase such Policy in accordance with Section 3.03 of the Contribution, Sale and Servicing Agreement, or in the event an Owner exercises its right to rescind the sale of a Policy to PWCC or the Issuer, as applicable, the Issuer shall notify the Indenture Trustee thereof and the Issuer shall within five Business Days of discovery or notice enforce PWCC's or the Owner's obligation to cure or repurchase such Policy at the Repurchase Price. If a Policy is repurchased by PWCC or the related Owner, the Indenture Trustee shall return the related Documentation to PWCC or the related Owner, release its interest therein and such Policy shall no longer constitute a Policy hereunder. If the Issuer does not demand performance under Section 3.03 of the Contribution, Sale and Servicing Agreement against PWCC within five Business Days of discovery or notice, the Indenture Trustee shall do so.

         Section 4.06   Administration of the Policies.
         ------------   -------------------------------

         (a) The Policies shall be serviced by the Servicer until the Transaction Termination Date in accordance with the terms of the Contribution, Sale and Servicing Agreement and the Master Agreement. The Servicer retains all rights to provide any notices and instructions to Obligors in connection with the Policies. In the event that the Indenture Trustee obtains any notices, requests for information or other communication from an Obligor, including without limitation, notices regarding the payment of insurance premiums, it shall immediately forward such communication to the Servicer. The Indenture Trustee shall deposit all Policy Proceeds received by it with respect to any Policy in the Collection Account, in accordance with Section 12.02 hereof, and in the event the Servicer receives any payments with respect to a Policy, it shall notify the Indenture Trustee of such receipt and anticipated remittance and shall remit (in the form received, and properly endorsed) such amounts to the Indenture Trustee within one Business Day of receipt thereof for deposit (when such amounts have cleared) in the Collection Account. The Indenture Trustee shall have no obligation to advance funds to the Collection Account. In the absence of an Event of Default, the Indenture Trustee shall not take any action with respect to any Policy without the express written authorization of the Servicer or the Issuer. Notwithstanding that the Indenture Trustee is the assignee of the Policies, the Indenture Trustee shall have no duties or responsibilities under the terms of the Policies except as specifically set forth herein.

         (b)  Notwithstanding  anything  to the  contrary  herein and subject to
Section 8.01 of the Contribution, Sale and Servicing Agreement, all rights and obligations of PWCC, in its capacity as servicer, pursuant to this Indenture and the Contribution, Sale and Servicing Agreement and reference herein to such rights and obligations shall not apply with respect to PWCC, in its capacity as servicer, upon and after the Transaction Termination Date.


         Section 4.07   Releases.
         ------------   ---------

         The Indenture Trustee (i) upon written request and receipt of the documentation necessary to enable the Indenture Trustee to do so; or (ii) when required by the provisions of the Master Agreement or Articles Four, Five, Six and Twelve hereof, shall execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article Four shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                                  ARTICLE FIVE
                                  ------------

                           SATISFACTION AND DISCHARGE
                           --------------------------


         Section 5.01   Satisfaction and Discharge of Indenture.
         ------------   ----------------------------------------

         (a) Following (i) the earlier to occur of (A) payment in full of the Notes and (B) liquidation of the Trust Estate pursuant to Section 4.02 of the Master Agreement and distribution of the proceeds as provided herein; and (ii) the release by the Indenture Trustee of the Trust Estate in accordance with
Section 5.01(b) hereof, the Indenture shall be discharged.

         (b) Upon the  occurrence  of the events  referred  to in clauses (i) or
(ii) of Section 5.01(a) above, the Issuer may submit to the Indenture Trustee an Officer's Certificate requesting the release to the Issuer or its designee of some or all of the Trust Estate. In connection with the discharge of the Indenture and the release of the Trust Estate, the Issuer (or its designee) shall prepare and submit to the Indenture Trustee the documentation necessary to enable the Indenture Trustee to release from the lien of the Indenture and deliver to or upon the order of the Issuer all property remaining in the Trust Estate.

         Section 5.02   Elective Sale of Trust Estate
         ------------   ------------------------------

         Unless the provisions of Section 6.08 are applicable, in which event the provisions of Article 6 shall apply, the Majority Noteholders may at any time by written notice to the Issuer, the Servicer and the Indenture Trustee direct the Indenture Trustee to sell the Trust Estate at a public or private sale, notwithstanding that the amount of money collected from such sale may be insufficient to repay in full the Outstanding Principal Balance and any interest then owing to the Noteholders. The monies received shall be applied in accordance with clauses First through Sixth of Section 6.08, provided that any remaining Total Servicing Fee payable to PWCC shall be payable under clause Second, so long as no Servicer Event of Default has occurred and is continuing. A sale of the Trust Estate in this manner and the application of monies received in the foregoing manner shall also discharge this Indenture.

                                   ARTICLE SIX
                                   -----------

                              DEFAULTS AND REMEDIES
                              ---------------------

         Section 6.01   Events of Default.
         ------------   ------------------

         "Event of Default" wherever used herein means any one of the following events"

         (l) default in the payment of any principal of any Note when the same becomes due and payable; or

         (2) default in the payment of any interest upon any Note when the same becomes due and payable pursuant to Section 2.09(a) hereof; or

         (3) default in the performance of any material covenant of the Issuer, or material breach of any representation or warranty of the Issuer in the Indenture and continuance of such default or breach for a period of 30 days after the earlier of the date that the Issuer has actual knowledge thereof or notice thereof delivered in accordance with this Indenture; or

         (4) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer under the Federal Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency, reorganization, liquidation, rehabilitation or other similar law now or hereafter in effect or any arrangement with creditors or appointing a receiver, liquidator, assignee, trustee, rehabilitator or sequestrator (or other similar official) for the Issuer or for any substantial part of its property, or ordering the winding up or liquidation of the Issuer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (5) the institution by the Issuer of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Issuer to the institution of bankruptcy or insolvency proceedings against the Issuer, or the filing by the Issuer of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or state bankruptcy insolvency, reorganization, liquidation, rehabilitation or other similar law now or hereafter in effect, or the consent by the Issuer to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, rehabilitator, or sequestrator (or other similar official) of the Issuer or of any substantial part of the Issuer's respective property, or the making by the Issuer of any assignment for the benefit of creditors, or the admission by it in writing of its inability, or the failure by it generally, to pay its debts as they become due, or the taking of corporate action by the Issuer in furtherance of any such action.

         Section 6.02   Acceleration of Maturity; Rescission and Annulment.
         ------------   ---------------------------------------------------

         If an Event of Default with respect to the Notes occurs and is continuing, the Indenture Trustee shall, at the written direction of the Majority Noteholders, declare the principal of all the Notes to be immediately due and payable, by notice given in writing to the Issuer and to the Noteholders, and upon any such declaration, such principal shall become immediately due and payable without any presentment, demand, protest or other notice of any kind (except such notices as shall be expressly required by the provisions of the Indenture), all of which are hereby expressly waived.

         At any time after such a declaration of acceleration has been made, but before any Sale of the Trust

Estate has been made as hereinafter in this Article provided, (a) with respect to an Event of Default set forth in Section 6.01(1), (2), (4) or (5) hereof, the consent of each Noteholder shall be required to rescind and annul such a declaration and its consequences, and (b) with respect to an Event of Default set forth in Section 6.01(3) hereof, the Majority Noteholders, by written notice to the Issuer and the Indenture Trustee, shall be required to rescind and annul such declaration and its consequences, if: (1) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay

                  (A) the principal of any Notes which has become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Notes from the time such principal first became due until the date when paid, and

                  (B) all sums paid or advanced, together with interest thereon, by the Indenture Trustee or any Noteholder hereunder, and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Noteholders, their agents and counsel incurred in connection with the enforcement of the Indenture to the date of such payment or deposit; and

         (2) all Events of Default, other than the nonpayment of the principal of the Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.15 hereof.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


         Section 6.03   [Intentionally Deleted].
         ------------   ------------------------


         Section 6.04   Remedies.
         ------------   ---------

         If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, at the written direction of the Majority Noteholders, do one or more of the following:

                  (a) take possession of and sell the Trust Estate securing the Notes or any portion thereof or rights or interest therein, at one or more Sales called and conducted in any manner permitted by law;

                  (b) institute any Proceedings from time to time for the complete or partial foreclosure of the lien created by the Indenture with respect to the Trust Estate securing the Notes; and

                  (c) exercise any of the rights of the owner of a Policy in accordance with its terms and exercise any other remedies of a secured party under the Uniform Commercial Code or any applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Notes hereunder;

provided, however, that without the consent of all the Holders of Outstanding Notes, the Indenture Trustee may not sell or otherwise liquidate any portion of the Trust Estate unless (i) the Sale is a public Sale and (ii) the proceeds of such Sale or liquidation distributable to the Noteholders are sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and interest.

         Section 6.05   Optional Preservation of Trust Estate.
         ------------   --------------------------------------

         If (i) an Event of Default shall have occurred and be continuing with respect to the Notes, and (ii) no Notes have been declared due and payable, or such declaration of the Notes being due and payable and its consequences have been annulled and rescinded, then the Indenture Trustee shall, upon request from the Majority Noteholders, elect, by giving written notice of such election to the Issuer, to take possession of and retain the Trust Estate securing the Notes intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Notes in accordance with the provisions of Article Twelve of the Indenture. If the Indenture Trustee is unable to or is stayed from giving such notice to the Issuer for any reason whatsoever but the Issuer has notice of the Event of Default, such election shall be effective as of the time of such determination or request, as the case may be, notwithstanding any failure to give such notice, and the Indenture Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Trust Estate securing the Notes remaining at the time of such rescission by written notice to the Indenture Trustee and the Issuer from the Majority Noteholders.

         Section 6.06   Indenture Trustee May File Proofs of Claim.
         ------------   -------------------------------------------

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, rehabilitation, or other judicial Proceeding relating to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, with the written consent of the Majority Noteholders, to intervene in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and any other amounts due the Indenture Trustee under Section
         7.07 hereof) and of the Noteholders allowed in such judicial Proceeding, and

                  (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee, and in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 7.07 hereof.

         Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, rehabilitation or similar arrangement, affecting the Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

         Section 6.07   Indenture Trustee May Enforce Claims Without Possession
         ------------   -------------------------------------------------------
of Notes.
---------

         (a) In all Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all of the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         (b) All rights of actions and claims under the Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee of an express trust, and any recovery whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes .

         Section 6.08   Application of Money Collected.
         ------------   -------------------------------

         If the Notes have been declared due and payable following an Event of Default and such declaration has not been rescinded or annulled, any money collected by the Indenture Trustee with respect to the Notes pursuant to this Article Six or otherwise and any other money that may be held thereafter by the Indenture Trustee as security for the Notes shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment to the Indenture Trustee of any Trustee Fee then due, along with any costs, indemnities or expenses incurred by it in connection with enforcing the remedies provided for in this Article Six, and any other amount due and owing to the Indenture Trustee under Section 7.07 of this Indenture or the Transaction Documents;

         SECOND: To the payment to PWCC of the Total Servicing Fee then due, along with reimbursement of any expenses or costs otherwise reimburseable to it pursuant to the Transaction Documents;

         THIRD: To the payment of the amounts then due and unpaid upon the Notes for interest first and overdue interest second, according to the amounts due and payable on the Notes for interest;

         FOURTH: To the payment of the remaining outstanding principal balance of the Notes;

         FIFTH: To reimburse the Noteholders for any costs or expenses incurred in connection with any enforcement action with respect to the Indenture or the Notes;

         SIXTH: To the payment of any surplus to or at the written direction of the Issuer or any other person legally entitled thereto.

         Section 6.09  Limitation on Suits.
         ------------  --------------------

         No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

              (l) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

              (2) the Majority Noteholders shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

              (3) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

              (4) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such Proceedings; and

              (5) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Noteholders; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

         Section 6.10  Unconditional Right of Noteholders to Receive Principal
         ------------  -------------------------------------------------------
and Interest.
-------------

         Notwithstanding any other provision in the Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal and interest on such Note as such amounts becomes due and payable and to institute any Proceeding for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 6.11  Restoration of Rights and Remedies.
         ------------  -----------------------------------

         If the Issuer, the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under the Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Issuer, the Indenture Trustee or to such Noteholder, then, and in every case, the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Issuer, the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 6.12  Rights and Remedies Cumulative.
         ------------  -------------------------------

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 2.08 hereof, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.13  Delay or Omission; Not Waiver.
         ------------  ------------------------------

         No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Six or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

              Section 6.14  Control by Noteholders.
              ------------  -----------------------

         The Majority Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

              (l) such direction shall not be in conflict with any rule of law or with the Indenture including, without limitation, any provision hereof which expressly provides for a greater percentage of the Outstanding Principal Balance;

              (2) any direction to the Indenture Trustee by the Noteholders to undertake a private sale of the Trust Estate shall be by the Holders of all Outstanding Notes, unless the condition set forth in Section 6.18(b)(ii) hereof is met;

              (3) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.01 hereof, the Indenture Trustee need not take any action which a Responsible Officer or Officers of the Indenture Trustee in good faith determines might involve it in personal liability or be unjustly prejudicial to the Noteholders not consenting; and

              (4) the Indenture Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith as provided in Section 7.01(f) hereof.

         In addition, the Noteholders shall have the right at any time to advance funds to pay Servicer and Trustee fees and expenses, to pay premiums due to an Obligor with respect to any Policies, and to cover other expenses of the Issuer, as provided in Section 8.01 hereof and in the Master Agreement.

         Section 6.15  Waiver of Past Defaults.
         ------------  ------------------------

         (a) The Majority Noteholders may on behalf of the Holders of all the Notes waive any past Default hereunder and its consequences, except Default:

              (1) in the payment of the principal or interest of any Note, or a Default described in Sections 6.01(4) and (5) hereof, or

              (2) in respect of a covenant or provision hereof which under Article Nine hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

Any past Default specified in clause (1) or (2) above, and the consequences thereof, may be waived by the unanimous approval of the Noteholders.

         (b) Upon any waiver of a past Default, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 6.16  Undertaking for Costs.
         ------------  ----------------------

         All parties to the Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.16 shall not apply to any suit instituted by the Indenture Trustee, or to any suit instituted by the Majority Noteholders, or to any suit instituted by any Noteholder for the enforcement of the payment of principal or interest on any Note.

         Section 6.17  Waiver of Stay or Extension Laws.
         ------------  ---------------------------------

         The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of the Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

              Section 6.18  Sale of Trust Estate.
              ------------  ---------------------

         (a) The power to effect any sale (a ASale@) of any portion of the Trust Estate pursuant to Section 6.04 hereof shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Notes shall have been sold or all amounts payable on the Notes and under the Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

         (b) To the extent permitted by applicable law, the Indenture Trustee shall not, in any private Sale, sell to a third party the Trust Estate, or any portion thereof unless:

              (i) the Holders of all Outstanding Notes, consent to or direct the Indenture Trustee to make such Sale; or

              (ii)the proceeds of such Sale would not be less than the sum of all amounts due to the Indenture Trustee hereunder and the entire unpaid principal amount of the Notes, and interest due or to become due thereon on the Payment Date next succeeding such Sale;

provided, however, that the proceeds of such Sale must reflect the fair market value of the Trust Estate at the time of such Sale.

         (c) The Indenture Trustee or the Noteholders may bid for and acquire any portion of the Trust Estate in connection with a public Sale thereof, and in lieu of paying cash therefor, any Noteholder may make settlement for the purchase price by crediting against amounts owing on the Notes of such Holder or other amounts owing to such Holder secured by the Indenture, that portion of the net proceeds of such Sale to which such Holder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Indenture Trustee or the Noteholders in connection with such Sale. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Notes. The Indenture Trustee or the Noteholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

         (d) The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (e) The method, manner, time, place and terms of any Sale of all or any portion of the Trust Estate shall be commercially reasonable. Notwithstanding the foregoing, the Indenture Trustee must obtain the written consent of the Majority Noteholders to the form in which a public sale is to be conducted pursuant to this Section 6.18.

         Section 6.19  Action on Notes.
         ------------  ----------------

         The Indenture Trustee's right to seek and recover judgment on the Notes or under the Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to the Indenture. Neither the lien of the Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

                                  ARTICLE SEVEN
                                  --------------

                              THE INDENTURE TRUSTEE
                              ---------------------

         Section 7.01  Certain Duties and Responsibilities.
         ------------  ------------------------------------

         (a) Except during the continuance of an Event of Default known to the Indenture Trustee as provided in subsection (e) below:

              (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Indenture, and no implied covenants or obligations shall be read into the Indenture against the Indenture Trustee; and

              (ii)in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of the Indenture; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Indenture Trustee, such certificate or opinion shall cite the applicable provision and the Indenture Trustee shall be under a duty to examine the same and to determine whether or not they conform to the requirements of the Indenture.

         (b) The Indenture Trustee shall exercise such of the rights and powers vested in it by the Indenture, and shall use the same degree of care and skill in its exercise, as a reasonable person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (c) No provision of the Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith, except that:

              (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

              (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Indenture Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

              (iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Noteholders (or other such percentage as may be required by the terms hereof) in principal amount of the Outstanding Notes in accordance with Section 6.14 hereof relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under the Indenture; and

              (iv) no provision of the Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, provided that nothing herein contained shall excuse the Indenture Trustee for failure to perform its duties as Indenture Trustee under the Indenture.

         (d) Whether or not therein expressly so provided, every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this
Section 7.01.

         (e) For all purposes under the Indenture, the Indenture Trustee shall not be deemed to have notice of any Event of Default described in Section 6.01(4) or 6.01(5) hereof or any Default described in Section 6.01(3) hereof unless a Responsible Officer assigned to and working in the Indenture Trustee's Corporate Trust Office has actual knowledge or has received written notice of any event which is in fact such an Event of Default or Default, and such notice references the Notes generally, the Issuer, the Trust Estate or the Indenture.

         (f) The Indenture Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under the Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability that is adjudicated, in connection with any action so taken.

         (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the maturity of the Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another person, the acquisition of the Trust Estate by the Indenture Trustee with respect to the Trust Estate (or the proceeds thereof) and the Noteholders and the rights of the Noteholders shall continue to be governed by the terms of the Indenture.

         (h) Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (g), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this
Section 7.01.

         (j) At all times during the term of this Indenture, the Indenture Trustee shall keep at its Corporate Trust Office for inspection by Noteholders the Policy Schedule and all amendments thereto delivered to it.

         Section 7.02  Notice of Default.
         ------------  ------------------

         Promptly after the occurrence of any Default or Event of Default known to the Indenture Trustee (within the meaning of Section 7.01(e) hereof) which is continuing, the Indenture Trustee shall transmit by telephonic or telecopy communication confirmed by mail to all Holders of Notes, as their names and addresses appear on the Note Register, notice of such Default hereunder known to the Indenture Trustee, unless such Default shall have been promptly cured or waived prior to the Indenture Trustee's delivery of such notice.

         Section 7.03  Certain Rights of Indenture Trustee.
         ------------  ------------------------------------

         Except as otherwise provided in Section 7.01,

         (a) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of the Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith, negligence or willful misconduct on its part, rely upon an Officer's Certificate;

         (d) the Indenture Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the Noteholders pursuant to the Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity (satisfactory to the Indenture Trustee in its sole discretion) against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall reasonably determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, upon reasonable notice and at reasonable times personally or by agent or attorney;

         (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

         (h) except as expressly provided in this Indenture and in the Contribution, Sale and Servicing Agreement, the Indenture Trustee shall have no duty to monitor the performance of the Servicer, and shall have no liability in connection therewith.

         Notwithstanding the foregoing, nothing in this Indenture shall limit the Indenture Trustee's obligations under the Contribution, Sale and Servicing Agreement, which shall be governed by such agreement.

         Section 7.04  Not Responsible for Recitals or Issuance of Notes.
         ------------  --------------------------------------------------

         (a) The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or condition of the Trust

Estate or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Indenture Trustee hereunder or as to the validity or sufficiency of the Indenture or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof or of any money paid to the Issuer or upon Issuer Order under any provisions hereof.

         (b) Except as otherwise expressly provided herein and without limiting the generality of the foregoing, the Indenture Trustee shall have no responsibility or liability for or with respect to the existence or validity of any Policy, the perfection of any security interest (whether as of the date hereof or at any future time), the filing of any financing statements, amendments thereto, or continuation statements, the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Trust Estate to the Indenture Trustee or of any intervening assignment, the review of any Policy (it being understood that the Indenture Trustee has not reviewed and does not intend to review the substance or form of any such Policy except as required by Section 4.04), the performance or enforcement of any Policy, the compliance by the Issuer with any covenant or the breach by the Issuer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account, the Liquidity Account or the Premium Account, or any loss resulting therefrom (other than losses from nonpayment of investments in obligations of Bankers Trust Company issued in its capacity other than as Indenture Trustee), the acts or omissions of the Issuer, any Obligor, or any Insured, or any action of the Issuer taken in the name of the Indenture Trustee.

         (c) The Indenture Trustee shall not have any obligation or liability under any Policy by reason of or arising out of the Indenture or the granting of a security interest in such Policy hereunder or the receipt by the Indenture Trustee of any payment relating to any Policy pursuant hereto, nor shall the Indenture Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Issuer under or pursuant to any Policy, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Policy.

         Section 7.05  May Hold Notes.
         ------------  ---------------

         The Indenture Trustee, any Paying Agent, the Note Registrar, any Authenticating Agent or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes, and if operative, may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Note Registrar, Authenticating Agent or such other agent.

         Section 7.06  Money Held in Trust.
         ------------  --------------------

         Money and investments held in trust by the Indenture Trustee or any Paying Agent hereunder shall be held in one or more trust accounts hereunder. The Indenture Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or otherwise specifically provided herein.


         Section 7.07  Compensation and Reimbursement.
         ------------  -------------------------------

         The Issuer agrees:

              (i) to pay the Indenture Trustee annually in advance,  the fee for
         all  services   rendered
         by it hereunder as Indenture Trustee, Authenticating Agent, Note Registrar and Paying Agent, in the amount of the Trustee Fee (the Trustee's Fee shall not otherwise be limited by any provision of law in regard to the compensation of a trustee of an express trust).

              (ii)to reimburse the Indenture Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Indenture Trustee, in its capacity as Indenture Trustee, in accordance with the provisions of this Indenture (including the reasonable costs and expenses of enforcing the remedies under Section
         6.04 hereof and the reasonable compensation and the expenses and disbursements of the Indenture Trustee's agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct. Prior to an Event of Default, expenses, disbursements and advances reimbursed hereunder, other than those set forth on the list of standard charges attached to the fee letter referred to in the definition of Trustee Fee, shall not exceed 20% of the Trustee Fee in any year; and

              (iii) to indemnify and hold harmless the Trust Estate and the Indenture Trustee from and against any loss, liability, expense, damage or injury (other than those attributable to a Noteholder in its capacity as an investor in the Notes) sustained or suffered pursuant to this Indenture by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trust or the Indenture Trustee (including without limitation any violation of any applicable laws by the Issuer as a result of the transactions contemplated by the Indenture), including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other reasonable expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Issuer shall not indemnify the Indenture Trustee if such loss, liability, expense, damage or injury is due to the Indenture Trustee's negligence or willful misconduct, willful misfeasance or bad faith in the performance of duties. Any indemnification pursuant to this Section shall only be payable from the assets of the Issuer and shall not be payable from the assets of the Trust Estate except to the extent that funds are permitted to be paid to the Indenture Trustee pursuant to Section 12.02(d)(xii). The provisions of this indemnity shall run directly to and be enforceable by an injured person subject to the limitations hereof and this indemnification agreement shall survive the termination of the Indenture and the resignation or removal of the Indenture Trustee (which shall include for purposes of this Section 7.07(iii), its directors, officers, employees and agents).

         Section 7.08  Corporate  Trustee Required; Eligibility
         ------------  ----------------------------------------

         There shall at all times be a trustee hereunder which shall be a banking corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or state authority and having an office within the United States of America, and which shall have a commercial paper or other short-term rating of the highest short term rating by the Rating Agency, or otherwise acceptable to the Majority Noteholders. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 7.09  Resignation and Removal; Appointment of Successor.
         ------------  --------------------------------------------------

         (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 7.10 hereof. The Indenture Trustee may resign at any time by giving 30 days' written notice thereof to the Issuer and to each Noteholder. The Indenture Trustee may be removed at any time by the Issuer or the Majority Noteholders provided that no Event of Default has occurred and is continuing, if one of the following events have occurred:
              (i) the Indenture Trustee shall cease to be eligible under Section
         7.08 hereof and shall fail to resign after written request therefor by the Issuer or by any Noteholder, or

              (ii)the Indenture Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Indenture Trustee or of its property shall be appointed or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

              (iii) the  Indenture  Trustee  has  failed to  perform  its duties
         hereunder  or  has  breached  any   representation   of  warranty  made
         hereunder.

         (b) The Issuer shall also be permitted to remove the Indenture Trustee without cause provided that no Event of Default has occurred and is continuing, subject to the written approval by the Majority Noteholders of any successor Indenture Trustee.

         (c) If the Indenture Trustee is removed under clause (a) above or, provided that no Event of Default has occurred and is continuing, if the Indenture Trustee resigns or becomes incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any other cause, the Issuer by a Board Resolution, shall promptly appoint a successor Indenture Trustee reasonably satisfactory to the Majority Noteholders, as evidenced by written consent.

         (d) If an Event of Default has occurred and is continuing, (i) the Majority Noteholders (and not the Issuer) shall be permitted to remove the Indenture Trustee with or without cause and (ii) if the Indenture Trustee resigns, becomes incapable of acting or a vacancy occurs in the office of the Indenture Trustee for any other cause, the Majority Noteholder (and not the Issuer) shall promptly appoint a successor Indenture Trustee. Any transition costs associated with a removal or resignation of the Indenture Trustee after an Event of Default has occurred and is continuing shall be an expense of the Trust Estate.

         (e) The Issuer  shall give  notice in the  manner  provided  in Section
13.04 hereof of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee with respect to the Notes. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

         Section 7.10  Acceptance of Appointment by Successor.
         ------------  --------------------------------------

        Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture

Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee but, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its reasonable out-of-pocket costs and expenses, execute and deliver an instrument transferring to such successor
Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

         No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be eligible under this Article.


         Section 7.11  Merger,  Conversion,  Consolidation or  Succession to
         ------------  -----------------------------------------------------
Business of Indenture Trustee.
------------------------------

         Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

         Section 7.12  Co-Indenture Trustees and Separate Indenture Trustees.
         ------------  -----------------------------------------------------

         At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer and the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee or of the Holders of Notes representing at least 25% of the Outstanding Principal Balance, the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee and meeting the eligibility standards for the Indenture Trustee specified in Section 7.08 hereof, either to act as co-Indenture Trustee, jointly with the Indenture Trustee of all or any part of such Trust Estate, or to act as separate Indenture Trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment.

         Should any written instrument from the Issuer be reasonably required by any co-Indenture Trustee or separate Indenture Trustee so appointed for more fully confirming to such co-Indenture Trustee or separate Indenture Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

         Every co-Indenture Trustee or separate Indenture Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

              (i) the Notes shall be authenticated and delivered by, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised solely by the Indenture Trustee;

              (ii)the rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-Indenture Trustee or separate Indenture Trustee jointly, as shall be provided in the instrument appointing such co-Indenture Trustee or separate Indenture Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-Indenture Trustee or separate Indenture Trustee at the direction or with the consent of the Indenture Trustee;

              (iii) the Indenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by a Board Resolution, may accept the resignation of or remove any co-Indenture Trustee or separate Indenture Trustee, appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-Indenture Trustee or separate Indenture Trustee without the concurrence of the Issuer. Upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-Indenture Trustee or separate Indenture Trustee that has so resigned or been removed may be appointed in the manner provided in this Section;

              (iv) no co-Indenture Trustee or separate Indenture Trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee or any other such Indenture Trustee hereunder nor shall the Indenture Trustee be liable by reason of any act or omission of any co-Indenture Trustee or separate Indenture Trustee selected by the Indenture Trustee with due care or appointed in accordance with directions to the Indenture Trustee pursuant to Section 6.14; and

              (v) any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-Indenture Trustee and separate Indenture Trustee.

         Section 7.13  Maintenance of Office or Agency.
         ------------  --------------------------------

         The Issuer will maintain an office or agency within the United States of America where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Issuer in respect of the Notes and the Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee as the Paying Agent and its Corporate Trust Office as the office for each of said purposes. The Issuer will give 30 days prior written notice to the

Indenture Trustee and the Noteholders of any change in the identity of the Paying Agent or the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee its agent to receive all such presentations, surrenders, notices and demands.

         Section 7.14  Appointment of Authenticating Agent.
         ------------  ------------------------------------

         The Indenture Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee to authenticate Notes issued upon original issue or upon exchange, registration of transfer or pursuant to Section 2.08 hereof, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made in the Indenture to the authentication and delivery of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication or the delivery of Notes to the Indenture Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Indenture Trustee by an Authenticating Agent and delivery of the Notes to the Authenticating Agent on behalf of the Indenture Trustee. Each Authenticating Agent shall be acceptable to the Issuer and the Noteholders and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by Federal or state authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Authenticating Agent; provided, such corporation shall be otherwise eligible under this Section.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee and to the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes, if any, with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Indenture Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Notes described in the within-mentioned Indenture.

                                               BANKERS TRUST COMPANY
                                               As Indenture Trustee

                                               By:_____________________________
                                                     As Authenticating Agent



                                               By:_____________________________
                                                      Authorized Officer


         Section 7.15  Money for Note Payments to be Held in Trust.
         ------------  --------------------------------------------

         The Indenture Trustee shall execute and deliver, and if there is any Paying Agent other than the Indenture Trustee, the Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that, subject to the provisions of this Section, such Paying Agent will:

              (i) hold all sums held by it for the payment of principal or interest on Notes in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

              (ii)give the Indenture Trustee and the Noteholders notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal or interest; and

              (iii) at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of the Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture
Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Any money deposited with the Indenture Trustee or any Paying Agent in trust for the payment of the principal or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, and subject to any applicable statute of limitations, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee, such Paying Agent with respect to such trust money or the related Note, shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address as shown on the Note Register for each such Noteholder).

                                  ARTICLE EIGHT
                                  -------------

                                    FUNDINGS
                                    --------

         Section 8.01  Mandatory and Discretionary Fundings.
         ------------  -------------------------------------

         If, as of the close of any Collection Period, the balances in the Collection Account, the Liquidity Account, and the Premium Account are zero:

              the Servicer shall provide  written notice on each Submission Date
         (i) to the Noteholders of the inability of the Issuer to pay Monthly Required Payments scheduled for payment or deposit on the next Payment Date (detailing the amounts of such fees and expenses and providing evidence of any required preapproval of servicing expenses by the Majority Noteholders), and each Noteholder shall advance funds to the Issuer within five (5) Business Days thereafter to pay such fees and expenses, provided that the Noteholders shall contribute such funds in proportion to the principal balance of Notes each holds. Any such advance shall be added to principal in accordance with Section 2.09(d) hereof. Any amounts so advanced shall be used solely for the payment of the fees and expenses described in such notice.

         (ii) (2) the Majority Holders may require, at their discretion, that each Noteholder advance funds to the Issuer upon ten (10) Business Days written notice to pay any other accrued but unpaid expenses of the Issuer described in a written notice received from the Servicer or the Indenture Trustee; provided that the Noteholders shall contribute such funds in proportion to the principal balance of Notes each holds. Any such advance shall be added to principal in accordance with Section 2.09(d) hereof. Any amounts so advanced shall be used solely for the payment of expenses described in such notice.

                                  ARTICLE NINE
                                  ------------

                             SUPPLEMENTAL INDENTURES
                             ------------------------

         Section 9.01  Supplemental Indentures with Consent of Noteholders.
         ------------  ----------------------------------------------------

         With the consent of the Majority Noteholders, by Act of said Holders delivered to the Issuer and the Indenture Trustee, the Issuer, the Servicer and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Notes under the Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Outstanding Note affected thereby:

              (1) change the Stated Maturity of any Note or the due date of any installment of principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the Note Interest Rate or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment, or change the basis on which interest on any Note is computed; or

              (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or Events of Default or their consequences; or

              (3) impair or adversely affect the Trust Estate except as otherwise permitted herein; or

              (4) modify or alter the provisions of the proviso to the definition of the term AOutstanding@; or

              (5) modify or alter the provisions of the proviso to Section 6.04 hereof; or

              (6) modify any of the provisions of this Section 9.01, except to increase the percentage of Holders required for any modification or waiver or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; or

              (7) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate or terminate the lien of the Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of the Indenture; or

              (8) modify any of Sections 6.01(1) or (2), 6.02, 6.18, or 12.02(d)
         hereof.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Indenture Trustee shall not be obligated to enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under the Indenture or otherwise.

         Promptly after the execution by the Issuer, the Servicer, the Indenture Trustee and the Majority Noteholders (or all Noteholders if so required to approve such amendment or supplement) of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Holders of the Notes a copy of such supplemental indenture.

         Section 9.02  Execution of Supplemental Indentures.
         ------------  -------------------------------------

         In executing any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by the Indenture, the Indenture Trustee shall be entitled to receive upon request, and (subject to Section 7.01 hereof) shall be fully protected in relying in good faith upon, an Opinion of Counsel reasonably acceptable to the Indenture Trustee stating that the execution of such supplemental indenture is authorized or permitted by the Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Indenture Trustee's own duties or immunities under the Indenture or otherwise.

         Section 9.03  Effect of Supplemental Indentures.
         ------------  ----------------------------------

         Upon the execution of any supplemental indenture under this Article, the Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of the Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 9.04  Reference in Notes to Supplemental Indentures.
         ------------  ----------------------------------------------

         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE TEN
                                   -----------

                               REDEMPTION OF NOTES
                               --------------------


         Section  10.01  Redemption  at the Option of the  Issuer;  Election  to
         --------------  -------------------------------------------------------
Redeem.
-------

         The Issuer shall have the option to redeem the Notes, in whole but not in part, as to the then Outstanding Notes, at the Redemption Price at such time as the Outstanding Principal Balance is below 10% of the Commitment Amount at its highest amount.

         The Issuer shall set the Redemption Date and the Redemption Record Date and give notice thereof to the Indenture Trustee pursuant to Section 10.02 hereof.

         Installments of interest and principal due prior to the Redemption Date shall continue to be payable to the Holders of Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of Section
2.09 hereof. The election of the Issuer to redeem any Notes pursuant to this Section shall be evidenced by a Board Resolution directing the Indenture Trustee to make the payment of the Redemption Price on all of the Notes to be redeemed from monies deposited with the Indenture Trustee pursuant to Section 10.04 hereof.

         Section 10.02  Notice to Indenture Trustee.
         -------------  ----------------------------

         In the case of any redemption pursuant to Section 10.01 hereof, the Issuer shall, at least 15 days prior to the Redemption Date, notify the Indenture Trustee of such Redemption Date and shall deposit into the Redemption Account on the Business Day immediately preceding the Redemption Date an amount equal to the Redemption Price of all Notes to be redeemed. Upon delivery to the Indenture Trustee of an Officer's Certificate from the Issuer certifying that such deposit in the Redemption Account has been made, the Indenture Trustee shall promptly release its interest in the Collateral as provided in Article Four hereof.

         Section 10.03  Notice of Redemption by the Issuer.
         -------------  ------------------------------------

         Upon receipt of the notice set forth in Section 10.02 above, the Indenture Trustee shall provide telephonic notice thereof and a copy of such notice of redemption pursuant to Section 10.01 by courier delivery or certified mail, dispatched or mailed no later than the Business Day following the date on which such notice was provided, to each Noteholder whose Notes are to be redeemed, at his telephone number and address in the Note Register.

         All notices of redemption shall state:

         (1)  the Redemption Date;

         (2)  the Redemption Price;

         (3) that on the Redemption Date, the Redemption Price will become due and payable upon each such Note, and that interest thereon shall cease to accrue on such date; and

         (4) the address at which Notes shall be delivered.

         Notice of redemption of Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

         Section 10.04  Notes Payable on Redemption Date.
         -------------  ---------------------------------

         Notice of redemption having been given as provided in Section 10.03 hereof, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date (unless the Issuer shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. The Noteholders shall be paid the Redemption Price by the Paying Agent on behalf of the Issuer upon presentation of their respective Notes. If the Holders of any Note called for redemption shall not be so paid, the principal shall, until paid, bear interest from the Redemption Date at the related Note Interest Rate and the redemption shall be canceled and the Notes shall be payable at Stated Maturity.

                                 ARTICLE ELEVEN
                                 ---------------

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                    -----------------------------------------

         Section 11.01  Representations and Warranties.  The Issuer hereby makes
         -------------  -------------------------------
the following representations and warranties for the benefit of the Indenture Trustee and the Noteholders on which the Indenture Trustee relies in accepting the Trust Estate in trust and in authenticating the Notes. Such representations and warranties are made as of (i) the Closing Date with respect to the Original Policies, and (ii) the related Acquisition Date with respect to Additional Policies that are subsequently added to the Series Pool, and shall survive the transfer, grant and assignment of the Trust Estate to the Indenture Trustee.

         (a)  Organization  and Good Standing.  The Issuer is a corporation duly
              -------------------------------
organized, validly existing and in good standing under the law of the State of Delaware and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of the Issuer to perform its obligations under the Transaction Documents.

         (b) Authorization.  The Issuer has the power, authority and legal right
             --------------
to execute, deliver and perform under the Transaction Documents and the execution, delivery and performance of the Transaction Documents have been duly authorized by the Issuer by all necessary corporate action.

         (c)  Binding  Obligation.  The Notes and the  Indenture,  assuming  due
              --------------------
authorization, execution and delivery by the Indenture Trustee and the Servicer, and the Contribution, Sale and Servicing Agreement, assuming due authorization, execution and delivery by PWCC and the Indenture Trustee, each constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, rehabilitation, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

         (d) No Violation. The consummation of the transactions  contemplated by
             -------------
the fulfillment of the terms of the Transaction Documents will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of the Issuer, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of the Transaction Documents, or violate any law or, to the best of the Issuer's knowledge, any material order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.

         (e) No Proceedings. There are no proceedings or investigations to which
             ---------------
the Issuer, or any of the Issuer's Affiliates, is a party pending, or, to the knowledge of the Issuer, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of the Transaction Documents or any Policy, (B) seeking to prevent the issuance of any of the Notes or the consummation of any of the transactions contemplated by the Transaction Documents, or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, the Transaction Documents or any Policy.

         (f) Approvals. All approvals, authorizations, consents, orders or other
             ---------
actions of any Person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Transaction Documents and with the valid and proper authorization, issuance and sale of the Notes pursuant to the Indenture (except approvals of State securities officials under the Blue Sky Laws), have been or will be taken or obtained on or prior to the Closing Date.

         (g) Place of Business.  The Issuer's chief executive  office is located
             -----------------
in San Francisco, California.

         (h) Security  Interest.  Upon (i) execution and delivery by the parties
             -------------------
hereto of this Indenture and the Contribution, Sale and Servicing Agreement and performance in accordance with Section 2.06 thereof, (ii) filing with the applicable Obligor of an assignment form in respect of the related Policy assigning ownership of such Policy in the name of "Bankers Trust Company," as Agent or "Bankers Trust Company", (iii) filing the UCC financing statements in accordance with Section 4.02 hereof, and (iv) obtaining an acknowledgment by the Obligor of each Policy of the assignment referred to in clause (ii) above, the Indenture Trustee shall have a valid perfected security interest in the Issuer's right, title and interest in the Policies, and in the proceeds thereof prior and superior to and free and clear of any other security interest or lien other than as provided in the proviso to Section 11.02(a).

         (i)  Ownership  of the  Issuer.  As of the  Closing  Date,  PWCC is the
              --------------------------
registered owner of all of the issued and outstanding common stock of the Issuer, all of which common stock has been validly issued, is fully paid and nonassessable and is owned of record, free and clear of all mortgages, assignments, pledges, security interests, warrants, options and rights to purchase.

         (j) Contribution, Sale and Servicing Agreement. As of the Closing Date,
             -------------------------------------------
the Issuer has entered into the Contribution, Sale and Servicing Agreement with PWCC relating to its acquisition of the Policies, and the representations and warranties made by PWCC relating to the Policies have been validly assigned to and are for the benefit of the Issuer, the Indenture Trustee and the Noteholders and such representations and warranties are true and correct in all material respects as of each date made.

         (k) Bulk Transfer Laws. The transfer,  assignment and conveyance of the
             -------------------
Policies by PWCC to the Issuer pursuant to the Contribution, Sale and Servicing Agreement or by the Issuer pursuant to this Indenture is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

         (l) The Policies.  The Issuer hereby  represents and warrants that: (i)
             -------------
the Face Value of any Policy does not exceed the greater of 5% of the Outstanding Principal Balance and $1,500,000, (ii) the Face Value of any Policy issued by any Obligor with no claims paying ability rating or a rating below the Minimum Rating, does not exceed (A) with respect to a Policy subject to the California guaranty fund, 125% of the liability limits for single policies applicable to such fund, as set forth on Exhibit F to the Original Indenture (as amended from to time) and (B) with respect to any other Policy, the liability limits for single Policies established by state life/health guaranty fund provisions as set forth on Exhibit F to the Original Indenture; (iii) as of the time that a Policy was acquired from the related Owner, the Insured under the Policy was residing within the United States; (iv) each Policy is beyond the contestability and suicide periods (including any contestability and suicide periods that were re-established due to a lapsed premium payment); (v) the Insured has a documented life expectancy of 36 months or less as reviewed and certified by an Eligible Physician and the Insured has a Terminal Illness; (vi) each Policy is non-cancelable by the Obligor on such Policy or, in the event of a cancelable group

Policy, contains a convertibility clause as long as the insurance premium payments in respect of the Policy are made on a timely basis to the Obligor thereon; (vii) no Policy is an industrial life insurance policy, an assessment plan life insurance policy, workmen's compensation, or a war risk policy; (viii) the primary beneficiary or beneficiaries immediately prior to the acquisition of the Policy from the Owner are not minors; (ix) PWCC has delivered to the Indenture Trustee on the Issuer's behalf, each Policy with each item of related Documentation listed in the definition of "Documentation" accompanying it; (x) the benefits payable under each Policy shown on the books and records of the Issuer are true and correct in all material respects; (xi) as of the related Acquisition Date with respect to Additional Policies, and as of the Closing Date with respect to Policies acquired by the Issuer on the Closing Date, there exists no fact that would impair the validity or collectability of any Policy; and (x) each Policy is enforceable in accordance with its terms. If any of the representations and warranties made by the Issuer in this Section 11.01(l) is breached and subsequently cured by PWCC in accordance with Section 3.03 of the Contribution, Sale and Servicing Agreement, such breach shall be deemed cured for all purposes of this Indenture.

         Section  11.02  Covenants.   The  Issuer  hereby  makes  the  following
         --------------  ----------
covenants on which the Indenture Trustee relies in accepting the Trust Estate in trust and in authenticating the Notes. Such covenants are made as of (i) the Closing Date with respect to Policies in the Series Pool as of the Closing Date, and (ii) the related Acquisition Date with respect to Additional Policies, but shall survive the transfer, grant and assignment of the Trust Estate to the Indenture Trustee.

         (a) No  Liens.  Except  for  the  conveyances  and  grant  of  security
             ----------
interests hereunder, the Issuer will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Trust Estate now existing or hereafter created, or any interest therein prior to the termination of the Indenture pursuant to Section 5.01 hereof; the Issuer will notify the Indenture Trustee of the existence of any Lien on any Trust Estate immediately upon discovery thereof; and the Issuer shall defend the right, title and interest of the Indenture Trustee in, to and under the Trust Estate now existing or hereafter created, against all claims of third parties claiming through or under the Issuer; provided, however, that nothing in this
                                       --------   -------
Section 11.02(a) shall prevent or be deemed to prohibit the Issuer from suffering to exist upon any of the Trust Estate any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

         (b) Delivery of  Collections.  On each  Disbursement  Date,  the Issuer
             -------------------------
shall deposit the related Policy Proceeds or shall use its best efforts to ensure that such Policy Proceeds are deposited into the Collection Account in accordance with Section 12.01 hereof.

         (c)  Obligations  with  Respect to the  Policies.  The Issuer will duly
              --------------------------------------------
fulfill all material obligations on its part to be fulfilled under or in connection with each Policy and will do nothing to impair the rights of the Indenture Trustee (for the benefit of the Noteholders) in the Trust Estate.

         (d)  Taxes.  The  Issuer  shall  pay or  cause  to be paid  all  taxes,
              ------
assessments, and other government charges or levies imposed upon it or upon its income, profits or property, except for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established with respect thereto. In addition, the Issuer shall provide the Indenture Trustee with copies of completed and executed forms that are necessary for the Indenture Trustee to deliver a check for Taxes as provided in Section 12.02(g) hereof.

         (e)  Compliance  with Law.  The Issuer  will  comply,  in all  material
              ---------------------
respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to it or the Policies or any part thereof or necessary for it to perform its responsibilities hereunder; provided, however, that the Issuer may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Indenture Trustee (for the benefit of the Noteholders) in the Policies.

         (f)  Preservation  of Security  Interest.  The Issuer shall execute and
              ------------------------------------
file such documents which may be required by law to fully preserve and protect the first priority security interest of the Indenture Trustee (for the benefit of the Noteholders) in the Trust Estate.

         (g) Maintenance of Office,  etc. The Issuer will not, without providing
             ---------------------
30 days notice to the Indenture Trustee and without filing such amendments to any previously filed financing statements as the Indenture Trustee may require or as may be required in order to maintain the Indenture Trustee's perfected security interest in the Trust Estate, (a) change the location of its principal place of business, or (b) change its name, identity or corporate structure in any manner that would make any financing statement or continuation statement filed by the Issuer in accordance with the Contribution, Sale and Servicing Agreement or the Indenture seriously misleading within the meaning of Article 9-402(7) of any applicable enactment of the UCC.

         (h)  Further  Assurances.  The Issuer  will make,  execute or  endorse,
              -------------------
acknowledge, and file or deliver to the Indenture Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Trust Estate, as the Indenture Trustee or Noteholders may request or may reasonably require.

         (i) Notice of Liens.  The Issuer  shall  notify the  Indenture  Trustee
             ----------------
promptly after becoming aware of any Lien on any portion of the Trust Estate, except for any Liens for municipal or other local taxes if such taxes shall not at the time be due or payable without penalty or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

         (j)  Activities of the Issuer.  The Issuer (a) shall engage in only (1)
              -------------------------
the acquisition, ownership, selling and pledging of the property acquired by the Issuer pursuant to the Contribution, Sale and Servicing Agreement, and causing the issuance of, receiving and selling the Notes issued pursuant to the Indenture and (2) the exercise of any powers permitted to corporations under the corporate law of its applicable Issuer state of incorporation which are incidental to the foregoing or necessary to accomplish the foregoing and the Issuer shall incur no debt other than trade payables and expense accruals in connection with its operations in the normal course of business; (b) will (1) maintain its books and records separate from the books and records of any other entity, (2) maintain separate bank accounts and no funds of the Issuer shall be commingled with funds of any other entity, (3) keep in full effect its existence,  rights  and  franchises  as a  corporation  under  the  laws  of its applicable state of incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture; and (c) will not (1) dissolve or liquidate in whole or in part, (2) own any subsidiary or lend or advance any moneys to, or make an investment in, any Person, (3) incur debt in making any capital expenditures, (4)(A) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (B) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (C) make a general assignment for the benefit of creditors, or (D) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing, (5) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person, (6) merge or consolidate with any other Person, (7) engage in any other action that bears on whether the separate legal identity of the Issuer will be respected, including without limitation (A) holding itself out as being liable for the debts of any other party or (B) acting other than in its corporate name and through its duly authorized officers or agents, or (8) create, incur, assume, or in any manner become liable in respect of any indebtedness other than trade payables and expense accruals incurred in the ordinary course of business and which are incidental to its business purpose; provided, however, that the Issuer may take any action prohibited by this clause (8) if the Majority Noteholders otherwise consent to such action. On or before each April 15, so long as any of the Notes are Outstanding, the Issuer shall furnish to each Noteholder and the Indenture Trustee, an Officer's Certificate confirming that the Issuer has complied with its obligations under this Section 11.02(j).

         (k) Directors. The Issuer agrees that at all times, at least one of the
             ----------
directors and one of the executive officers of the Issuer (which may be one person who is serving as both a director and an executive officer) will not be a director, shareholder, officer or employee of any direct or ultimate parent, or Affiliate of the parent or of the Issuer; provided, however, that such independent director and officer may serve in similar capacities for other "special purpose corporations" formed by PWCC and its Affiliates.

         (l) Treatment for Tax Purposes. The Issuer shall treat (i) the issuance
             --------------------------
of the Notes as indebtedness of the Issuer, and (ii) the Policy Assets as assets of the Issuer, for purposes of Taxes imposed upon the Issuer.

         (m) Other Necessary Data. The Issuer shall, on request of the Indenture
             --------------------
Trustee or the Majority Noteholders, on reasonable notice, (i) furnish the Indenture Trustee and Noteholders such data necessary for the administration and monitoring of the Trust Estate as can be reasonably generated by the Issuer's existing data processing systems, and (ii) on and after an Event of Default, provide the Indenture Trustee and the Noteholders with immediate access to the Issuer's existing data processing systems, books and record, and premises.

         (n)  Preservation  of the Policies.  The Issuer warrants that it is the
              ------------------------------
lawful owner and possessor of the Policies and that it will warrant and defend such Policies against all Persons, material claims and demands whatsoever. The Issuer shall not assign, sell, pledge, or exchange, or in any way encumber or permit the encumbrance of, or otherwise dispose of, the Policies except as permitted hereunder.

         (o) Enforcement of the Contribution,  Sale and Servicing Agreement. The
             --------------------------------------------------------------
Issuer will take all actions necessary, and diligently to pursue all remedies available to it, to the extent commercially reasonable, to enforce the obligations of PWCC under the Contribution, Sale and Servicing Agreement and to secure its rights thereunder.

         (p)  Issuer  May  Not  Consolidate  or  Merge.  The  Issuer  shall  not
              ----------------------------------------
consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person.

        (q) Successor  Substituted.  Upon any  consolidation or merger,  or any
            -----------------------
conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 11.02(p) hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under the Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the AIssuer@ in the first paragraph of the Indenture or any successor which shall theretofore have become such in the manner prescribed in this Article shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under the Indenture and may be dissolved, wound-up and liquidated at any time thereafter.

         (r) Use of Proceeds.  The  proceeds  from the sale of the Notes will be
             ---------------
used by the Issuer to repay existing indebtedness, pay the expenses associated with the issuance of the Notes and the funding of the accounts described in Article Twelve hereof, purchase additional insurance policies and for general corporate purposes, including payment of administrative expenses and dividends. None of the transactions contemplated in this Indenture (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Securities and Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Issuer does not own or intend to carry or purchase any "margin security" within the meaning of said Regulation G, including margin securities originally issued by it or any "margin stock" within the meaning of said Regulation U.

         (s) Financial  Statements;  Certification  as to Compliance;  Notice of
             ------------------------------------------------------------------
Default;  Etc. (1) The Issuer will deliver to the Indenture  Trustee and to each
--------------
Noteholder of Outstanding Notes, within 90 days after the end of each fiscal year of the Issuer, commencing with the fiscal year ending December 31, 1999, a copy of the Issuer's financial statements, all in reasonable detail and accompanied by an opinion of the Independent Accountants stating that such financial statements present fairly the financial condition of the Issuer and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur), and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

         (2) In addition, the Issuer will deliver to the Indenture Trustee and to each Noteholder of Outstanding Notes:

              (i) immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice describing its nature and period of existence and what action the Issuer is taking or proposes to take with respect thereto;

              (ii) promptly upon the Issuer's becoming aware of:

                  (A) any proposed or pending investigation of it or PWCC or the
              Key Employees by any governmental authority or agency, which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Issuer or PWCC; or

                  (B) any pending or proposed court or administrative proceeding against it or PWCC or the Key Employees which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of PWCC or the Issuer, a written notice specifying the nature of such investigation or proceeding and what action the Issuer is taking or proposes to take with respect thereto and evaluating its merits;

              (iii) with reasonable promptness any other data and information which may be reasonably requested from time to time, including without limitation any information required to be made available at any time to any prospective transferee of any Notes in order to satisfy the requirements of Rule 144A under the Securities Act of 1933, as amended.

         (3) The Issuer shall deliver to each Noteholder of outstanding Notes within 60 days of the end of each fiscal year, an Officer's Certificate to the effect that the Issuer is in compliance with all of its obligations under
Section 11.02 of this Indenture, or if not, describing the nature of any violation and what action the Issuer has taken and is taking with respect thereto.

         (t)  Access to Certain Documentation and Information.
              ------------------------------------------------

              (i) The Issuer shall provide to the Indenture Trustee and any Noteholder and their duly authorized representatives, attorneys or accountants access to any and all documentation regarding the Trust Estate that the Issuer may possess, such access being afforded without charge but only upon reasonable request and during normal business hours so as not to interfere unreasonably with the Issuer's normal operations or customer or employee relations, at offices of the Issuer designated by the Issuer.

              (ii) Nothing in this Section 11.02(t) shall affect the obligation of the Issuer to observe any applicable law prohibiting disclosure of information regarding the Insureds, and the failure to provide information otherwise required by this Section 11.02(t) as a result of such observance by the Issuer, shall not constitute a breach of this
         Section 11.02(t).

         (u)  Confidentiality.   All  non-public  information  obtained  by  the
              ----------------
Indenture Trustee or any Noteholder regarding the financial or legal affairs of the Issuer or PWCC, or regarding the Policies or the Insureds, whether upon exercise of its rights under Sections 11.02(s) or (t) hereof, or otherwise, shall be maintained by the Indenture Trustee or the Noteholder, as applicable, in confidence and shall not be disclosed to any other Person, unless and to the extent that such disclosure: (i) is required by regulation, law or court order or requested by appropriate governmental or regulatory authorities; (ii) is made by the Indenture Trustee or a Noteholder to its respective officers, directors, auditors, attorneys, employees, professional consultants or agents who would have access to such information in the normal course of the performance of such Person's duties; (iii) is made to Noteholders, prospective Noteholders, or other parties to the Transaction Documents; (iv) is required or requested by the NAIC Securities Valuation Office from a Noteholder; (v) is necessary to enforce any of the provision of the Transaction Documents; or (vii) with respect to the Indenture Trustee, shall, in the sole opinion of the Indenture Trustee, be required to exercise any of its rights or perform any of its obligations under the Indenture, provided that the Indenture Trustee will use its best efforts to provide prior notice of such disclosure to the Issuer.

         Section 11.03  Other Matters as to the Issuer.
         -------------  -------------------------------

         The directors, officers, or employees of the Issuer shall not be under any liability to the Trust, the Indenture Trustee, the Noteholders, or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and the issuance of the Notes.

         Section 11.04  Tax Treatment.
         -------------  --------------

         The Issuer has structured the transaction contemplated by this Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer, and the Indenture Trustee, the Servicer, and each Noteholder by acceptance of its Note, agree to treat the Notes as indebtedness for all purposes.

                                 ARTICLE TWELVE
                                 --------------

                            ACCOUNTS AND ACCOUNTINGS
                            -------------------------

         Section 12.01  Collection of Money.
         -------------  -------------------

         Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money (including, but not limited to Policy Proceeds) and other property payable to or receivable by the Indenture Trustee pursuant to the Indenture. The Indenture Trustee shall, upon request from the Servicer, provide the Servicer with sufficient information regarding the amount of collections with respect to the Policies received by the Indenture Trustee in the Collection Account and the other accounts held in the name of the Indenture Trustee to permit the Servicer to perform its duties under the Contribution, Sale and Servicing Agreement. The Indenture Trustee shall hold all such money and property so received by it as part of the Trust Estate and shall apply it as provided in the Indenture.

         If any Policy Proceeds fail to be paid by the Obligor upon Maturity of the related Policy, the Indenture Trustee, upon Issuer or Servicer request may, and upon the request of the Majority Noteholders shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under the Indenture and to proceed thereafter as provided in Article Six hereof.

         Section 12.02  Collection Account; Redemption Account; Tax Account.
         -------------  -----------------------------------------------------

         (a) The Indenture Trustee shall maintain a segregated trust account at its Corporate Trust Office (the "Collection Account") for the benefit of the Noteholders, for the receipt of (i) Policy Proceeds, (ii) amounts transferred from the Liquidity Account in accordance with Section 12.03 hereof, (iii) contributions made by the Noteholders pursuant to the Master Agreement, (iv) amounts transferred from the Premium Account in accordance with Section 12.04 hereof, and (v) any Reinvestment Income earned on such amounts. Funds in the Collection Account shall not be commingled with any other monies. All payments to be made from time to time by the Issuer to the Noteholders out of funds in the Collection Account pursuant to the Indenture or the Contribution, Sale and Servicing Agreement shall be made by the Indenture Trustee or the Paying Agent of the Issuer. All monies deposited from time to time in the Collection Account pursuant to the Indenture shall be held by the Indenture Trustee as part of the Trust Estate as herein provided.

         (b) Upon Issuer Order, the Indenture Trustee shall invest the funds in the Collection Account in Eligible Investments. The Issuer Order shall specify the Eligible Investments in which the Indenture Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No such Eligible Investment shall mature later than the Business Day preceding the next following Acquisition Date and shall not be sold or disposed of prior to its maturity; provided that Eligible Investments may mature on any Payment Date. In the absence of an Issuer Order, the Indenture Trustee shall invest funds in the Collection Account in Eligible Investments described in clause (vii) of the definition thereof. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders. The Indenture Trustee shall provide to the Servicer monthly written confirmation of such investments, describing the Eligible Investments in which such amounts have been invested.

         (c) Any income or other gain from investments in Eligible Investments as outlined in (b) above shall be credited to the Collection Account and any loss resulting from such investments shall be charged to such account. The Indenture Trustee shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this Section
12.02 (other than losses from nonpayment of investments in obligations of Bankers Trust Company issued in its capacity other than as Indenture Trustee).
         (d) On each Payment Date if either no Default or Event of Default shall have occurred and be continuing or a Default or Event of Default shall have occurred and be continuing but the entire Outstanding Principal Balance of all Notes shall not have been declared due and payable pursuant to Section 6.02 hereof, then on such Payment Date, after making all transfers and deposits to the Collection Account pursuant to Section 12.02(a) hereof, the Indenture Trustee shall withdraw from the Collection Account amounts sufficient to make the following disbursements, and shall make such disbursements in the following order in accordance with the provisions of and instructions on the Monthly Servicing Report; provided, however, that the Indenture Trustee shall withdraw from the Collection Account and make interest payments based on the Outstanding Principal Balance of the Notes even if it shall not have received the Monthly Servicing Report and, upon receipt of the Monthly Servicer Report, or such other information as may be required by the Indenture Trustee, shall pay each such other amounts set forth below, all as set forth in the Monthly Servicer Report or in such other information delivered to the Indenture Trustee:

         (i) to pay to PWCC: (A) the portion of the Total Servicing Fee then due under the Contribution, Sale and Servicing Agreement; (B) to pay the reasonable costs and expenses incurred by PWCC, as Servicer (including advances made by the Servicer for reasonable attorney's fees and out-of-pocket expenses) that have accrued and remain unreimbursed, in connection with the realization, attempted realization or enforcement of rights and remedies upon Defaulted Policies; and (C) any other amounts due the Servicer that have accrued and remain unreimbursed as expressly provided herein and in the Contribution, Sale and Servicing Agreement but in case of clauses (B) and (C) above, only to the extent previously approved in writing by the Majority Noteholders, which approval shall not be unreasonably withheld;

         (ii) to pay to the Indenture Trustee the Trustee Fee then due and to pay to the Indenture Trustee any other amounts due to the Indenture Trustee as expressly provided herein and in the Contribution, Sale and Servicing Agreement and other Transaction Documents;

         (iii) with respect to any Sourcing Agents who are not employees or Affiliates of PWCC or the Issuer, to pay such Sourcing Agent any Back-End Sourcing Agent Fees with respect to Policies that Matured during the related Collection Period, and to reimburse PWCC for its advancing of the costs, in an amount not to exceed $27,000, of increasing the Face Value of the Policies owned by the Issuer;

         (iv) [intentionally deleted]

         (v) to pay to the Issuer or as directed by the Issuer, an amount equal to any Taxes constituting franchise taxes or other taxes not measured by income, gross receipts or payroll of the Issuer which the Indenture Trustee has been notified by the Issuer are estimated to be due on the next Estimated Tax Due Date, which amount shall not exceed $2,000 per year;

         (vi) to pay to the Noteholders interest due on that Payment Date and any accrued and unpaid interest;

         (vii)    to pay the Noteholders the Outstanding Principal Balance;

         (viii) to deposit into the Tax Account an amount equal to any other Taxes not previously paid pursuant to Section 12.02(d)(v) hereof which the Indenture Trustee has been notified by the Issuer are estimated to be due on the next Estimated Tax Due Date and not yet deposited in the Tax Account; and

         (viii) to pay the remainder of any funds to the Issuer, provided that the Notes have been repaid in full.

         (e) Prior to the Closing Date, the Issuer shall cause the Indenture Trustee to open and maintain a trust account at the Corporate Trust Office (the "Redemption Account") for the benefit of Noteholders, for the receipt of the Redemption Price of any Notes to be redeemed in accordance with Article Ten hereof. On any Redemption Date, the Indenture Trustee shall withdraw the applicable Redemption Price from the Redemption Account and the Paying Agent shall remit the Redemption Price to the applicable Noteholders in accordance with Section 10.04 hereof. Moneys in the Redemption Account shall be invested in Eligible Investments that mature no later than two Business Days prior to the relevant Redemption Date. Any monies deposited in the Redemption Account for purposes of redeeming Notes pursuant to Article Ten hereof shall, subject to
Section 7.15 hereof, remain in the Redemption Account until used to redeem such Notes.

         (f) Prior to the Closing Date, the Issuer shall cause the Indenture Trustee to open and maintain a trust account at the Corporate Trust Office (the "Tax Account") for the benefit of the Noteholders, for the receipt of funds for the payment of Taxes in accordance with Sections 12.02(d)(viii) hereof. If amounts for Taxes are requested to be deposited into the Tax Account pursuant to
Section 12.02(d)(viii) hereof or paid from the Tax Account with respect thereto, the Servicer shall provide the Majority Noteholders with a draft of any relevant proposed tax forms at least 10 Business Days prior to the date set for filing of such forms. Upon receipt from the Servicer or Issuer of copies of the proper tax forms (and the approval of such forms by the Majority Noteholders, which approval shall not be unreasonably withheld) and any such other information as the Indenture Trustee may reasonably request, the Indenture Trustee shall withdraw the proper amount of funds from the Tax Account and deliver to PWCC or the Issuer, on a timely basis, a check for Taxes payable on behalf of the Issuer, such check to be made payable to the applicable taxing authority. The Issuer shall provide to the Indenture Trustee evidence that payment of all Taxes (whether described in 12.02(d)(v) or (viii) hereof) was in fact made by promptly delivering to the Indenture Trustee proof, by evidence of a return receipt, that a check therefor was mailed.

         Section 12.03     Liquidity Account.
         -------------     -------------------

         (a) The Indenture Trustee shall maintain a segregated trust account at the Corporate Trust Office (the "Liquidity Account") for the benefit of the Noteholders, for the receipt of (i) funds transferred from the Collection Account pursuant to Section 12.02(d) hereof and (ii) contributions made by the Noteholders pursuant to the Master Agreement. Monies shall be subject to withdrawal in accordance with Section 12.03(d) hereof.

         (b) Upon Issuer Order all or a portion of the Liquidity Account shall be invested and reinvested at the Issuer's written direction in one or more Eligible Investments. In the absence of an Issuer Order, the Indenture Trustee shall invest funds in the Liquidity Account in Eligible Investments described in clause (vii) of the definition of Eligible Investments. All income or other gain from such investments shall be credited to such Liquidity Account and any loss resulting from such investments shall be charged to such Liquidity Account; provided, however, that the Issuer shall make or cause to be made on any Calculation Date a deposit to the Liquidity Account to the extent of any losses therein caused as a result of the Issuer's investment instructions. All investment earnings on funds held in the Liquidity Account will be retained therein to the extent needed to pay the expenses for which the funds were deposited into such account, except as otherwise directed by the Majority Noteholders. No Eligible Investment shall mature later than the Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders. The Indenture Trustee shall provide to the Servicer monthly written confirmation of such investments, describing the Eligible Investments in which such amounts have been invested.

         (c) If any amounts invested as provided in Section 12.03(b) hereof shall be needed for disbursement from the Liquidity Account as set forth in
Section 12.03(d) hereof, the Indenture Trustee shall cause such investments of such Liquidity Account to be sold or otherwise converted to cash to the credit of such Liquidity Account. The Indenture Trustee shall not be liable for any investment loss resulting from investment of money in the Liquidity Account in any Eligible Investment in accordance with the terms hereof (other than losses from nonpayment of investments in obligations of Bankers Trust Company issued in its capacity other than as Indenture Trustee).

         (d) On each Payment Date, disbursements from the Liquidity Account shall be made in the following order of priority, provided that funds therefor are available.

         (i) Until the Outstanding Principal Balance of all Notes has been repaid in full, the Indenture Trustee shall withdraw from the Liquidity Account and deposit into the Collection Account, the amount, if any, by which the funds then held in the Liquidity Account exceeds the Required Liquidity Amount.

         (ii) If the Outstanding Principal Balance of the Notes has been paid in full, the Indenture Trustee shall withdraw the remaining funds in the Liquidity Account and disburse such withdrawn amounts to or at the direction of the Issuer.

         Section 12.04  Premium Account.
         -------------  ----------------

         (a) The Indenture Trustee shall maintain a segregated trust account at its Corporate Trust Office known as the Premium Account for the benefit of the Noteholders. From time to time funds may be deposited in the Premium Account as a result of contributions made by the Noteholders pursuant to Section 8.01 hereof and the Master Agreement. Funds in the Premium Account shall not be commingled with any other monies. All amounts deposited from time to time in the Premium Account pursuant to the Indenture shall be held by the Indenture Trustee as part of the Trust Estate as herein provided.

         (b) Upon Issuer Order all or a portion of the Premium Account shall be invested and reinvested at the Issuer's written direction in Eligible Investments. In the absence of an Issuer Order, the Indenture Trustee shall invest funds in the Premium Account in those Eligible Investments set forth in clause (vii) of the definition thereof. All income or other gain from such investments shall be credited to such Premium Account and any loss resulting from such investments shall be charged to such Premium Account. No Eligible Investment shall mature later than the Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders. The Indenture Trustee shall provide to the Servicer monthly written confirmation of such investments, describing the Eligible Investments in which such amounts have been invested.

         (c) If any amounts invested as provided in Section 12.04(b) hereof shall be needed for disbursement from the Premium Account as set forth in
Section 12.04(d) hereof, the Indenture Trustee shall cause such investments of such Premium Account to be sold or otherwise converted to cash to the credit of such Premium Account. The Indenture Trustee shall not be liable for any investment loss resulting from investment of money in the Premium Account in any Eligible Investment in accordance with the terms hereof (other than losses from nonpayment of investments in obligations of Bankers Trust Company issued in its capacity other than as Indenture Trustee). Any Reinvestment Income earned on the Premium Account shall be retained in the Premium Account to the extent needed to pay premiums due with respect to any Policy, unless otherwise directed by the Majority Noteholders.

         (d) Disbursements from the Premium Account shall be made in the following order of priority, provided that funds therefor are available:

         (i) The Indenture Trustee shall disburse funds in the Premium Account on each Payment Date to reimburse the Servicer for all premiums paid by it, upon submission by the Servicer of a request for reimbursement accompanied by written proof of such payment. If directed by the Noteholders in writing, the Indenture Trustee shall also withdraw funds from the Premium Account, prepare a check made payable to the applicable Obligor for payment of premiums then due, and deliver such check as directed by the Noteholders.

         (ii) Unless otherwise directed by the Noteholders in writing, on each Payment Date until all interest and the Outstanding Principal Balance of all Notes have been repaid in full, the Indenture Trustee shall withdraw from the Premium Account and deposit into the Collection Account, the amount, if any, by which the funds then held in the Premium Account exceeds the Required Premium Amount.

         (iii) If all interest and the Outstanding Principal Balance of the Notes have been paid in full, the Indenture Trustee shall withdraw the remaining funds in the Premium Account and disburse such withdrawn amounts to or at the written direction of the Issuer.

         (e) The Indenture Trustee shall verify the premium information required to be maintained by the Servicer under the Contribution, Sale and Servicing Agreement, as provided in the Monthly Servicing Report, and shall verify the payment of premiums by reference to the copies of checks provided to the Indenture Trustee by the Servicer and information provided in the Monthly Servicer Report.

         (f) Notwithstanding the foregoing, PWCC shall have no obligation or liability for any adverse consequences caused by the lapse of any Policy solely due to errors in the payment of any premium pursuant to the second sentence of
Section 12.04(d)(i) hereof.

         Section 12.05     Reports by Indenture Trustee to Noteholders.
         -------------     --------------------------------------------

        (a) On each Payment Date the Indenture Trustee shall account to each Noteholder the amount which represents principal and the amount which represents interest, and shall contemporaneously advise the Issuer of all such payments. The Indenture Trustee may satisfy its obligations under this Section 12.05 by delivering the Monthly Servicer's Report to each such Noteholder. On or before the 10th day prior to the final Payment Date the Indenture Trustee shall provide notice to the Noteholders of the final Payment Date for the Notes. Such notice shall include (1) a statement that interest shall cease to accrue as of the last day preceding the date on which the final Payment Date occurs, and (2) shall specify the place or places at which presentation and surrender may be made.

         (b) The Indenture Trustee shall, on a monthly basis beginning on the first Calculation Date, confirm the credit rating or, if more than one credit rating has been assigned, each such credit rating of each institution in which funds are invested pursuant to the definition of Eligible Investments and shall promptly notify the Noteholders if any such credit rating has been lowered.

         (c) At least annually, or as otherwise required by law, the Servicer shall prepare or cause to be prepared, and the Indenture Trustee shall distribute to Noteholders, any 1099 form, or other tax information or statements as are required by applicable tax law.

         Section 12.06  Monthly Servicing Reports.
         -------------  --------------------------

         No later than 3:00 p.m. New York time, on each Submission Date, the Servicer shall deliver the Monthly Servicing Report to the Indenture Trustee. No later than 12:00 noon (New York time) on the following Verification Date, the Indenture Trustee shall (to the extent the Indenture Trustee received the information needed to do so) verify the information contained in the Monthly Servicing Report based on the information used by the Servicer to generate the Monthly Servicing Report and provided to the Indenture Trustee. Upon verification, the Servicer shall deliver to the Issuer, PWCC and each Noteholder, the Monthly Servicing Report in the form attached hereto as Exhibit
                                                                         -------
A. The Monthly  Servicing Report shall include:  (i) information with respect to
-
the Policy Proceeds received by the Indenture Trustee for the benefit of the Noteholders during the Collection Period ended on the last day of the month immediately preceding such Submission Date, (ii) information with respect to the Principal Distribution Amount (if any) and interest due and owing on the Notes, Taxes, if any, Back-End Sourcing Agents Fees, Monthly Servicing Fee and Trustee Fees due on the immediately upcoming Payment Date, (iii) calculations and certifications that Additional Policies acquired during such month are Eligible Policies, (iv) information with respect to the payment of premiums on any Policy, including, but not limited to: (A) the date and amount of premiums due in the Collection Period ended on the last day of the month immediately preceding such Submission Date, and that confirmations of such payments were received from the related Obligors or the date the checks written for such premium payments cleared the bank account on which such checks were drawn, (B) the date and amount of premiums due in the Collection Period commencing on the first day of the month during which the Submission Date occurs and (C) the amount of premiums paid by PWCC to be reimbursed on the Payment Date, (v) information with respect to amounts, if any, on deposit in the Liquidity Account and the Premium Account, (vi) information with respect to Policies that are to be repurchased by PWCC due to a breach of a representation or warranty, (vii) the Face Value and Policy Cost of Additional Policies acquired during the Collection Period ended on the last day of the month immediately preceding such Submission Date, (viii) the date of any claim made with respect to a Matured Policy, and (ix) a notation on whether any Events of Default have occurred. In the event the Indenture Trustee finds discrepancies or errors in the Monthly Servicing Report that are not corrected by 3:00 p.m. (New York time) on the Verification Date, it shall notify the Servicer on or prior to the Verification Date, and the Servicer and the Indenture Trustee shall attempt a resolution of any such error or discrepancy. If any discrepancy or error is not resolved, the Indenture Trustee's determination shall control absent manifest error.

         Section 12.07  Reporting and Inspection Rights of Noteholders.
         -------------  -----------------------------------------------

         The Servicer shall provide to each Noteholder copies of any report, document, correspondence or other information concerning the Trust Estate, the Issuer or the Servicer that is contemporaneously being provided to the Indenture Trustee. The Indenture Trustee shall provide to each Noteholder copies of any report, document, correspondence or other information concerning the Trust Estate, the Issuer or the Servicer that is contemporaneously being provided to the Servicer. Furthermore, each Noteholder and its representatives may upon reasonable advance notice to the Servicer or the Issuer have access to the Servicer's or the Issuer's premises, respectively, and have access to any information recorded in any form (including without limitation computer data and software) concerning the Trust Estate or the Issuer that is in the possession or under the control of the Servicer or the Issuer, including the ability to make copies of all such information. The Servicer will also provide any other non-proprietary, non-confidential information or documents reasonably requested and will cooperate to obtain any records or documents that are not within its possession or control relating to the Trust Estate.

                                ARTICLE THIRTEEN
                                -----------------

                        PROVISIONS OF GENERAL APPLICATION
                        ---------------------------------

         Section 13.01 General Provisions. All of the provisions of this Article
         --------------------------------
shall apply to this Indenture.

         Section 13.02 Acts of Noteholders.
         -----------------------------------

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the AAct@ of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of the Indenture and (subject to Section 7.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 13.02.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 13.03  Notices
         -------------  -------

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by the Indenture to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied, mailed by registered mail, overnight bonded courier or personally delivered, and addressed to the appropriate address below (or such other address as may be provided to the other parties in writing from time to time):

         (a) to the Indenture Trustee at 4 Albany Street, Corporate Trust and Agency Group/Structured Finance, New York, New York 10006, telephone (212) 250-5326, telecopy (212) 250-6439, or at any other address previously furnished in writing to the Issuer and the Noteholders; or

         (b) to the Issuer at 1700 Montgomery Street, Suite 250, Office A, San Francisco, CA 94111, Attention: Alan Perper, telephone (415) 362-1913 , telecopy
(415) 394-9471, or at any other address subsequently furnished in writing to the Indenture Trustee and the Noteholders by the Issuer; or

         (c) to the Servicer at 1700 Montgomery Street, Suite 250, San Francisco, CA 94111, Attention: Alan Perper, telephone (415) 362-1913 , telecopy
(415) 394-9471, or at any other address subsequently furnished in writing to the Indenture Trustee and the Noteholders by the Servicer.

         Section 13.04  Notices to Noteholders; Waiver.
         -------------  ------------------------------

         Where the Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by registered mail, overnight bonded courier or delivered personally to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case in which notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where the Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of the Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Section 13.05  Effect of Headings and Table of Contents.
         -------------  -----------------------------------------

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 13.06  Successors and Assigns.
         -------------  -----------------------

         All covenants and agreements in the Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

         Section 13.07  Separability.
         -------------  -------------

         In case any provision in the Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 13.08  Benefits of Indenture.
         -------------  ----------------------

         Nothing in the Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, the Noteholders, and any Paying Agent which may be appointed pursuant to the provisions hereof, and any of their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Indenture or under the Notes.

         Section 13.09  Legal Holidays.
         -------------  ---------------

         In any case in which the date of any Payment Date or the Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of the Notes or the Indenture) payment of principal or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Stated Maturity or Payment Date and, assuming such payment is actually made on such subsequent Business Day, no additional interest shall accrue on the amount so paid for the period from and after any such nominal date.

         Section 13.10  Governing Law.
         -------------  --------------

         The Indenture and each Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

         Section 13.11  Counterparts.
         -------------  -------------

         The Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 13.12  Corporate Obligation.
         -------------  ---------------------

         No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, employee, officer or director of the Issuer or of any predecessor or successor of the Issuer with respect to the Issuer's obligations on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith.

         Section 13.13  Master Agreement to Control.
         -------------  ---------------------------

         If any provision in the Indenture or in the Notes shall conflict with the provisions or intent of the Master Agreement, the parties hereto intend that the Master Agreement shall control.


                                    * * * * *

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective duly authorized officers as of the date and year first above written.



                                                     BANKERS TRUST COMPANY,
                                                     as Indenture Trustee


                                                     By /s/ Franco B. Talavera
                                                     -------------------------
                                                     AVP


                                                     DIGNITY PARTNERS FUNDING
                                                     CORP 1.
                                                     -------------------------


                                                     By /s/ Alan B. Perper
                                                     -------------------------
                                                     President


                                                     POINT WEST CAPITAL
                                                     CORPORATION
                                                     ==================



                                                     By /s/ Alan B. Perper
                                                     -------------------------
                                                     President